N-CSR

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-07322

The Integrity Funds

(Exact name of registrant as specified in charter)

1 Main Street North, Minot, ND	58703
(Address of principal offices)	(Zip code)

Brent Wheeler and/or Kevin Flagstad, PO Box 500, Minot, ND 58702

(Name and address of agent for service)

Registrant's telephone number, including area code: 701-852-5292

Date of fiscal year end: December 31st

Date of reporting period: December 31, 2015

Item 1. REPORTS TO STOCKHOLDERS.

{Logo}

THE INTEGRITY FUNDS

Williston Basin/Mid-North America Stock Fund

Integrity Dividend Harvest Fund

Integrity Growth & Income Fund

Integrity High Income Fund

Annual Report

December 31, 2015

Investment Adviser Viking Fund Management, LLC PO Box 500 Minot, ND 58702	Principal Underwriter Integrity Funds Distributor, LLC* PO Box 500 Minot, ND 58702
Transfer Agent Integrity Fund Services, LLC PO Box 759 Minot, ND 58702	Custodian Wells Fargo Bank, N.A. Trust & Custody Solutions 801 Nicollet Mall, Suite 700 Minneapolis, MN 55479
Independent Registered Public Accounting Firm Cohen Fund Audit Services, Ltd. 1350 Euclid Avenue, Suite 800 Cleveland, OH 44115

*The Funds are distributed through Integrity Funds Distributor, LLC. Member FINRA

WILLISTON BASIN/MID-NORTH AMERICA STOCK FUND

DEAR SHAREHOLDERS:

Enclosed is the report of the operations for the Williston Basin/Mid-North America Stock Fund (the "WB/MNA Stock Fund" or "Fund") for the year ended December 31, 2015. The Fund's portfolio sand related financial statements are presented within for your review.

Stocks fell early in the first quarter of 2015 as the price of oil declined to multi-year lows and lower revenues prompted investors to avoid the energy sector. Positive economic news out of Europe and Greece's debt extension helped the market move into positive territory. The S&P 500 ("S&P"), which consists of large-cap companies, reached an all-time high mid-quarter, and the NASDAQ exceeded 5,000 for the first time since the dot-com bubble 15 years earlier. Markets declined modestly late in the first quarter amid worrisome economic numbers, weak commodity prices, concerns about global economic growth, and the expectation of an interest rate hike later in the year, leaving a small quarterly gain for the S&P. Despite the quantitative easing program in Europe and Fed remarks pointing to slow-paced interest rate increases, investors maintained a generally cautious equity sentiment. Small-cap stocks performed best due in part to their lower exposure to foreign markets, which hurt U.S. multi-nationals as the U.S. dollar strengthened.

The second quarter began with investors preparing for depressed corporate earnings impacted by falling energy prices and a strong U.S. dollar. While earnings were affected, they came in better than expected and U.S. economic data points generally showed strength. Consumer confidence approached levels last seen before the financial crisis as the unemployment rate fell to 5.3% and wages rose. By mid-quarter, the S&P had risen by 3%. Most of the negative news in the second quarter came from international affairs. The Chinese stock market experienced a material pullback following data which reflected a continued slowdown in the Chinese economy. In preparation for an impending default, Greece instituted capital controls on June 29th, causing the S&P to drop over 2%. The debt payment was not submitted, making Greece the first developed country to default on an International Monetary Fund loan which resulted in the quarter ending on a negative note, and leaving the S&P with another small quarterly gain.

Major equity indices experienced broad declines during the third quarter primarily due to falling commodity prices and a weak global demand outlook. After a relatively calm July, volatility returned to U.S. markets in August as investors were faced with worries over slowing global economic growth and the possibility of an increase in short-term rates by the Fed. Growth in China was of particular concern following the Chinese central bank's unexpected decision to devalue the yuan in an effort to boost their economy. The Federal Reserve's decision in September to not raise interest rates brought further uncertainty about the timing and pace of rate increases. Despite continued improvement in labor market conditions, the Fed cited downward pressures on inflation and global economic and financial developments as reasons for not raising rates. Markets responded negatively to all the uncertainty and the S&P experienced its first quarterly decline since 2012.

After a tough third quarter, U.S. equity markets bounced back in October as investors were encouraged by Federal Reserve statements on the health of the economy and accommodative policies by major central banks outside of the U.S. The S&P rose over 8% by the end of October, bringing it back into positive territory for the year. The remainder of the quarter proved to be more difficult as investors tried to balance positive economic indicators with declining corporate profits. While unemployment fell to a seven-year low of 5.0%, corporate earnings also fell for the second consecutive quarter, painting a mixed picture of U.S. economic health. The Federal Open Market Committee decided in December to raise the federal funds rate target range for the first time in nearly a decade. While the range was only increased by a quarter of a percent, it marks a significant change in U.S. central bank policy. The S&P had its largest quarterly gain since 2013 and ended slightly positive for the full year.

West Texas Intermediate ("WTI") Crude pushed lower in the first quarter, reaching the low $40s multiple times. WTI began to show signs of strength in late March as the U.S. rig count continued its fall and signs of global crude oil demand began to strengthen. Over the first quarter, the U.S. rig count declined 43% to 1048. Operators across the country continued their efforts to stabilize their balance sheets by reducing rig counts and, in some cases, postponing completions.

The decline in activity levels of major oil basins across the country extended into the second quarter of 2015, sparking a rally in oil prices. However, later in the quarter, uncertainty around whether Greece would remain in the Eurozone led to a strengthening U.S. dollar, which kept a lid on crude. Talk of an Iranian nuclear deal also added uncertainty with the potential for Iran to increase its exports of crude and add supply to an already oversupplied market.

Oil prices turned sharply negative in the third quarter primarily due to growth concerns from China. Crude oil demand, however, remained strong leading the International Energy Agency ("IEA") to revise its expectations for global oil demand higher as low prices encouraged consumption. Additionally, weak oil prices continued to push capital expenditures down, causing U.S. oil production to materially decline during the third quarter.

During the fourth quarter, several events occurred that impacted the future of the energy sector. OPEC met in December and increased the production quota for the cartel by 1.5MMbopd to 31.5MMbopd. While part of the increase was due to the addition of Indonesia to the cartel, the size of the increase was a surprise. This, coupled with the potential increase in Iranian oil exports, delayed an oil price recovery. Domestically, Congress agreed to a spending bill that included the lifting of the 40 year old ban on oil exports. This should be very positive for the shale industry over the long term as it will alleviate concerns of oil production being trapped domestically.

In 2015, the Fund's total return for Class A and Class C was -25.16%* and -25.52%* respectively, compared to returns of 0.48%, -22.07%, and -27.39%, for the Russell 3000, S&P 1500 Energy Index, and Morningstar Equity Energy Category, respectively. Declining crude prices throughout 2015 contributed to the energy sector's underperformance versus the broader market. Key contributions to the Fund's relative outperformance over the Morningstar category in 2015 included selection in the exploration & production and refining industries, an overweight allocation in oilfield service and equipment, and an underweight allocation in coal producers and offshore drillers. Detracting from performance was selection within oilfield service, equipment, and pipelines, as well as overweight allocations to pipelines and railroads.

The Portfolio Management Team ("the Team") believes oil trades below the price that will result in supply and demand equilibrium. The low price has weighed on exploration capital expenditures throughout the world. The reduction in U.S. shale activity, forced by sub-economic returns across all plays, has caused production to decline and will likely lead to accelerating production declines in 2016. It is important to note that outside of OPEC, global oil production growth the last several years came almost entirely from North America. While OPEC increased its production in 2015, its spare capacity continues to erode.

While 2015 proved to be a challenging year for the energy sector, we believe prices, even in a bear scenario, will converge back to the $60 dollar a barrel level required to grow American shale in the next few years. As such, we believe current prices present a compelling opportunity. As always, we will strive to provide superior relative returns over the long term. If you would like more frequent updates, please visit the Fund's website at integrityvikingfunds.com for daily prices along with pertinent Fund information.

Sincerely,

The Portfolio Management Team

The views expressed are those of The Portfolio Management Team of Viking Fund Management, LLC ("Viking Fund Management", "VFM", or the "Adviser"). The views are subject to change at any time in response to changing circumstances in the market and are not intended to predict or guarantee the future performance of any individual security, market sector, the markets generally, or any of the funds in the Integrity Viking family of funds.

*Performance does not include applicable front-end or contingent deferred sales charges, which would have reduced the performance. The total annual fund operating expense ratio (before expense waivers and reimbursements and including acquired fund fees and expenses) as of the most recent fiscal year-end was 1.44% for Class A and 1.94% for Class C. The net annual fund operating expense ratio (after expense waivers and reimbursements and excluding acquired fund fees and expenses) as of the most recent fiscal year-end was 1.44% for Class A and 1.94% for Class C. The Fund's investment adviser has contractually agreed to waive fees and reimburse expenses through April 29, 2016 so that total annual fund operating expenses after fee waivers and expense reimbursements (excluding taxes, brokerage fees, commissions, extraordinary and non-recurring expenses, and acquired fund fees and expenses) do not exceed 1.45% for Class A and 1.95% for Class C. This expense limitation agreement may only be terminated or modified prior to April 29, 2016 with the approval of the Fund's Board of Trustees.

Performance data quoted above is historical. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance data quoted. The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than the original cost. You can obtain performance data current to the most recent month end (available within seven business days of the most recent month end) by calling 800-276-1262. You should consider the Fund's investment objectives, risks, charges, and expenses carefully before investing. For this and other important information, please obtain a Fund prospectus at no cost from your financial adviser and read it carefully before investing.

WILLISTON BASIN/MID-NORTH AMERICA STOCK FUND

PERFORMANCE (unaudited)

Comparison of change in value of a $10,000 investment

	WB/MNA Stock Fund Class A without sales charge	WB/MNA Stock Fund Class A with maximum sales charge	S&P Composite 1500 Energy TR Index	Russell 3000 Index
12/30/05	$10,000	$9,501	$10,000	$10,000
12/29/06	$10,773	$10,236	$12,210	$11,571
12/31/07	$10,674	$10,142	$16,430	$12,166
12/31/08	$8,608	$8,179	$10,544	$7,627
12/31/09	$10,270	$9,757	$12,275	$9,789
12/31/10	$15,141	$14,385	$14,898	$11,446
12/30/11	$15,903	$15,110	$15,483	$11,564
12/31/12	$15,933	$15,138	$16,154	$13,462
12/31/13	$21,031	$19,981	$20,256	$17,979
12/31/14	$18,626	$17,697	$18,401	$20,236
12/31/15	$13,940	$13,245	$14,339	$20,333

Average Annual Total Returns for the periods ending December 31, 2015

	1 year	3 year	5 year	10 year	Since Inception*
Class A Without sales charge	-25.16%	-4.35%	-1.64%	3.38%	5.89%
Class A With sales charge (5.00%)	-28.96%	-5.99%	-2.64%	2.85%	5.56%
Class C Without CDSC	-25.52%	N/A	N/A	N/A	-26.04%
Class C With CDSC (1.00%)	-26.26%	N/A	N/A	N/A	-26.04%

*	April 5, 1999 for Class A; May 1, 2014 for Class C

The total annual fund operating expense ratio (before expense waivers and reimbursements and including acquired fund fees and expenses) as of the most recent fiscal year-end was 1.44% for Class A and 1.94% for Class C. The net annual fund operating expense ratio (after expense waivers and reimbursements and excluding acquired fund fees and expenses) as of the most recent fiscal year-end was 1.44% for Class A and 1.94% for Class C. The Fund's investment adviser has contractually agreed to waive fees and reimburse expenses through April 29, 2016 so that total annual fund operating expenses after fee waivers and expense reimbursements (excluding taxes, brokerage fees, commissions, extraordinary and non-recurring expenses, and acquired fund fees and expenses) do not exceed 1.45% for Class A and 1.95% for Class C. This expense limitation agreement may only be terminated or modified prior to April 29, 2016 with the approval of the Fund's Board of Trustees.

Performance data quoted above is historical. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance data quoted. The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than the original cost. You can obtain performance data current to the most recent month end (available within seven business days of the most recent month end) by calling 800-276-1262.

The table and graph above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions and redemptions of Fund shares. The graph comparing the Fund's performance to a benchmark index provides you with a general sense of how the Fund performed. To put this information in context, it may be helpful to understand the special differences between the two. The Fund's total return for the period shown appears with and without sales charges and includes Fund expenses and management fees. A securities index measures the performance of a theoretical portfolio. Unlike a fund, the index is unmanaged; there are no expenses that affect the results. In addition, few investors could purchase all of the securities to match the index. If they could, transaction costs and other expenses would be incurred. All Fund and benchmark returns include reinvested dividends. The results prior to August 1, 2009 were achieved while the Fund was managed by a different investment adviser. The current investment adviser may produce different investment results than those achieved by the previous investment adviser. The Fund's performance prior to November 10, 2008 was achieved under the previous investment strategy, which may have produced different results than the current investment strategy.

INTEGRITY DIVIDEND HARVEST FUND

DEAR SHAREHOLDERS:

Enclosed is the report of the operations for the Integrity Dividend Harvest Fund (the "Dividend Harvest Fund" or "Fund") for the year ended December 31, 2015. The Fund's portfolio and related financial statements are presented within for your review.

Stocks fell early in the first quarter of 2015 as the price of oil declined to multi-year lows and lower revenues prompted investors to avoid the energy sector. Positive economic news out of Europe and Greece's debt extension helped the market move into positive territory. The S&P 500 ("S&P"), which consists of large-cap companies, reached an all-time high mid-quarter, and the NASDAQ exceeded 5,000 for the first time since the dot-com bubble 15 years earlier. Markets declined modestly late in the first quarter amid worrisome economic numbers, weak commodity prices, concerns about global economic growth, and the expectation of an interest rate hike later in the year, leaving a small quarterly gain for the S&P. Despite the quantitative easing program in Europe and Fed remarks pointing to slow-paced interest rate increases, investors maintained a generally cautious equity sentiment. Small-cap stocks performed best due in part to their lower exposure to foreign markets, which hurt U.S. multi-nationals as the U.S. dollar strengthened.

The second quarter began with investors preparing for depressed corporate earnings impacted by falling energy prices and a strong U.S. dollar. While earnings were affected, they came in better than expected and U.S. economic data points generally showed strength. Consumer confidence approached levels last seen before the financial crisis as the unemployment rate fell to 5.3% and wages rose. By mid-quarter, the S&P had risen by 3%. Most of the negative news in the second quarter came from international affairs. The Chinese stock market experienced a material pullback following data which reflected a continued slowdown in the Chinese economy. In preparation for an impending default, Greece instituted capital controls on June 29th, causing the S&P to drop over 2%. The debt payment was not submitted, making Greece the first developed country to default on an International Monetary Fund loan which resulted in the quarter ending on a negative note, and leaving the S&P with another small quarterly gain.

Major equity indices experienced broad declines during the third quarter primarily due to falling commodity prices and a weak global demand outlook. After a relatively calm July, volatility returned to U.S. markets in August as investors were faced with worries over slowing global economic growth and the possibility of an increase in short-term rates by the Fed. Growth in China was of particular concern following the Chinese central bank's unexpected decision to devalue the yuan in an effort to boost their economy. The Federal Reserve's decision in September to not raise interest rates brought further uncertainty about the timing and pace of rate increases. Despite continued improvement in labor market conditions, the Fed cited downward pressures on inflation and global economic and financial developments as reasons for not raising rates. Markets responded negatively to all the uncertainty and the S&P experienced its first quarterly decline since 2012.

After a tough third quarter, U.S. equity markets bounced back in October as investors were encouraged by Federal Reserve statements on the health of the economy and accommodative policies by major central banks outside of the U.S. The S&P rose over 8% by the end of October, bringing it back into positive territory for the year. The remainder of the quarter proved to be more difficult as investors tried to balance positive economic indicators with declining corporate profits. While unemployment fell to a seven-year low of 5.0%, corporate earnings also fell for the second consecutive quarter, painting a mixed picture of U.S. economic health. The Federal Open Market Committee decided in December to raise the federal funds rate target range for the first time in nearly a decade. While the range was only increased by a quarter of a percent, it marks a significant change in U.S. central bank policy. The S&P had its largest quarterly gain since 2013 and ended slightly positive for the full year.

The consumer discretionary sector performed best over the year with a return of 10.25% most likely due to increasing consumer confidence and lower unemployment. The health care and information technology sectors were also top performers with returns of 6.65% and 5.73%, respectively. The energy sector was a standout underperformer ending the year down 21.16% due to continued pressure on the price of oil. The materials sector was the second worst performer, dropping 8.68% as commodity prices remained depressed.

The Fund's total return for Class A was 1.12%* for the year ended December 31, 2015 compared to returns of 1.38% and -4.05% for the S&P 500 and Morningstar Large-Cap Value Category, respectively. The Fund outperformed its Morningstar category while slightly underperforming the S&P 500. Performance was driven by a mix of sector allocation and selection. In relation to the S&P, contributing positively was selection and an overweight allocation in the consumer staples sector as well as selection in the financials sector. Detracting from relative performance was selection in energy and an underweight allocation in information technology.

The Fund seeks to maximize total return by emphasizing high current income with long term appreciation as a secondary objective, consistent with preservation of capital. The Portfolio Management Team (the "Team") considers dividend yield, dividend growth rate, earnings growth, price-to-earnings multiples, and balance sheet strength when selecting securities for the Fund. The Team emphasizes dividend yield in selecting stocks for the Fund because the Team believes that, over time, dividend income can contribute significantly to total return and is a more consistent source of investment return than appreciation.

If you would like more frequent updates, please visit the Fund's website at integrityvikingfunds.com for daily prices along with pertinent Fund information.

Sincerely,

The Portfolio Management Team

The views expressed are those of The Portfolio Management Team of Viking Fund Management ("Viking Fund Management", "VFM", or the "Adviser"). The views are subject to change at any time in response to changing circumstances in the market and are not intended to predict or guarantee the future performance of any individual security, market sector, the markets generally, or any of the funds in the Integrity Viking family of funds.

*Performance does not include applicable front-end or contingent deferred sales charges, which would have reduced the performance. The total annual fund operating expense ratio (before expense waivers and reimbursements and including acquired fund fees and expenses) as of the most recent fiscal year-end was 1.58% for Class A and 2.39% for Class C. The net annual fund operating expense ratio (after expense waivers and reimbursements and excluding acquired fund fees and expenses) as of the most recent fiscal year-end was 0.85% for Class A and 1.70% for Class C. The Fund's investment adviser has contractually agreed to waive fees and reimburse expenses through April 29, 2016 for Class A and April 29, 2017 for Class C so that total annual fund operating expenses after fee waivers and expense reimbursements (excluding taxes, brokerage fees, commissions, extraordinary and non-recurring expenses, and acquired fund fees and expenses) do not exceed 0.95% for Class A and 1.70% for Class C. This expense limitation agreement may only be terminated or modified prior to April 29, 2016 for Class A and April 29, 2017 for Class C with the approval of the Fund's Board of Trustees.

Performance data quoted above is historical. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance data quoted. The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than the original cost. You can obtain performance data current to the most recent month end (available within seven business days of the most recent month end) by calling 800-276-1262.

You should consider the Fund's investment objectives, risks, charges, and expenses carefully before investing. For this and other important information, please obtain a Fund prospectus at no cost from your financial adviser and read it carefully before investing.

INTEGRITY DIVIDEND HARVEST FUND

PERFORMANCE (unaudited)

Comparison of change in value of a $10,000 investment

	Integrity Dividend Harvest Fund Class A without sales charge	Integrity Dividend Harvest Fund Class A with maximum sales charge	S&P 500 Index
5/1/12	$10,000	$9,497	$10,000
12/31/12	$10,286	$9,769	$10,310
12/31/13	$12,743	$12,102	$13,649
12/31/14	$14,198	$13,484	$15,518
12/31/15	$14,357	$13,635	$15,733

Average Annual Total Returns for the periods ending December 31, 2015

	1 year	3 year	5 year	10 year	Since Inception*
Class A Without sales charge	1.12%	11.74%	N/A	N/A	10.36%
Class A With sales charge (5.00%)	-3.97%	9.84%	N/A	N/A	8.82%
Class C Without CDSC	N/A	N/A	N/A	N/A	0.14%
Class C With CDSC (1.00%)	N/A	N/A	N/A	N/A	0.14%

*	May 1, 2012 for Class A; August 3, 2015 for Class C

The total annual fund operating expense ratio (before expense waivers and reimbursements and including acquired fund fees and expenses) as of the most recent fiscal year-end was 1.58% for Class A and 2.39% for Class C. The net annual fund operating expense ratio (after expense waivers and reimbursements and excluding acquired fund fees and expenses) as of the most recent fiscal year-end was 0.85% for Class A and 1.70% for Class C. The Fund's investment adviser has contractually agreed to waive fees and reimburse expenses through April 29, 2016 for Class A and April 29, 2017 for Class C so that total annual fund operating expenses after fee waivers and expense reimbursements (excluding taxes, brokerage fees, commissions, extraordinary and non-recurring expenses, and acquired fund fees and expenses) do not exceed 0.95% for Class A and 1.70% for Class C. This expense limitation agreement may only be terminated or modified prior to April 29, 2016 for Class A and April 29, 2017 for Class C with the approval of the Fund's Board of Trustees.

Performance data quoted above is historical. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance data quoted. The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than the original cost. You can obtain performance data current to the most recent month end (available within seven business days of the most recent month end) by calling 800-276-1262.

The table and graph above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions and redemptions of Fund shares. The graph comparing the Fund's performance to a benchmark index provides you with a general sense of how the Fund performed. To put this information in context, it may be helpful to understand the special differences between the two. The Fund's total return for the period shown appears with and without sales charges and includes Fund expenses and management fees. A securities index measures the performance of a theoretical portfolio. Unlike a fund, the index is unmanaged; there are no expenses that affect the results. In addition, few investors could purchase all of the securities to match the index. If they could, transaction costs and other expenses would be incurred. All Fund and benchmark returns include reinvested dividends.

INTEGRITY GROWTH & INCOME FUND

DEAR SHAREHOLDERS:

Enclosed is the report of the operations for the Integrity Growth & Income Fund (the "Growth & Income Fund" or "Fund") for the year ended December 31, 2015. The Fund's portfolio and related financial statements are presented within for your review.

Stocks fell early in the first quarter of 2015 as the price of oil declined to multi-year lows and lower revenues prompted investors to avoid the energy sector. Positive economic news out of Europe and Greece's debt extension helped the market move into positive territory. The S&P 500 ("S&P"), which consists of large-cap companies, reached an all-time high mid-quarter, and the NASDAQ exceeded 5,000 for the first time since the dot-com bubble 15 years earlier. Markets declined modestly late in the first quarter amid worrisome economic numbers, weak commodity prices, concerns about global economic growth, and the expectation of an interest rate hike later in the year, leaving a small quarterly gain for the S&P. Despite the quantitative easing program in Europe and Fed remarks pointing to slow-paced interest rate increases, investors maintained a generally cautious equity sentiment. Small-cap stocks performed best due in part to their lower exposure to foreign markets, which hurt U.S. multi-nationals as the U.S. dollar strengthened.

The second quarter began with investors preparing for depressed corporate earnings impacted by falling energy prices and a strong U.S. dollar. While earnings were affected, they came in better than expected and U.S. economic data points generally showed strength. Consumer confidence approached levels last seen before the financial crisis as the unemployment rate fell to 5.3% and wages rose. By mid-quarter, the S&P had risen by 3%. Most of the negative news in the second quarter came from international affairs. The Chinese stock market experienced a material pullback following data which reflected a continued slowdown in the Chinese economy. In preparation for an impending default, Greece instituted capital controls on June 29th, causing the S&P to drop over 2%. The debt payment was not submitted, making Greece the first developed country to default on an International Monetary Fund loan which resulted in the quarter ending on a negative note, and leaving the S&P with another small quarterly gain.

Major equity indices experienced broad declines during the third quarter primarily due to falling commodity prices and a weak global demand outlook. After a relatively calm July, volatility returned to U.S. markets in August as investors were faced with worries over slowing global economic growth and the possibility of an increase in short-term rates by the Fed. Growth in China was of particular concern following the Chinese central bank's unexpected decision to devalue the yuan in an effort to boost their economy. The Federal Reserve's decision in September to not raise interest rates brought further uncertainty about the timing and pace of rate increases. Despite continued improvement in labor market conditions, the Fed cited downward pressures on inflation and global economic and financial developments as reasons for not raising rates. Markets responded negatively to all the uncertainty and the S&P experienced its first quarterly decline since 2012.

After a tough third quarter, U.S. equity markets bounced back in October as investors were encouraged by Federal Reserve statements on the health of the economy and accommodative policies by major central banks outside of the U.S. The S&P rose over 8% by the end of October, bringing it back into positive territory for the year. The remainder of the quarter proved to be more difficult as investors tried to balance positive economic indicators with declining corporate profits. While unemployment fell to a seven-year low of 5.0%, corporate earnings also fell for the second consecutive quarter, painting a mixed picture of U.S. economic health. The Federal Open Market Committee decided in December to raise the federal funds rate target range for the first time in nearly a decade. While the range was only increased by a quarter of a percent, it marks a significant change in U.S. central bank policy. The S&P had its largest quarterly gain since 2013 and ended slightly positive for the full year.

The consumer discretionary sector performed best over the year with a return of 10.25% most likely due to increasing consumer confidence and lower unemployment. The health care and information technology sectors were also top performers with returns of 6.65% and 5.73%, respectively. The energy sector was a standout underperformer ending the year down 21.16% due to continued pressure on the price of oil. The materials sector was the second worst performer, dropping 8.68% as commodity prices remained depressed.

The Fund's total return for Class A was -2.10%* for the year ended December 31, 2015 compared to returns of 1.38% and -1.07% for the S&P 500 and Morningstar Large-Cap Blend Category, respectively. The Fund underperformed both the S&P 500 and its Morningstar category for the year. Performance was driven by a mix of sector allocation and selection. In relation to the S&P, detracting from relative performance was selection in information technology, industrials, and energy. Contributing positively was selection in consumer staples and an overweight allocation in consumer discretionary.

The Fund is managed using a blended growth and income investment strategy. We seek to invest primarily in domestic common stocks, balancing investments between growth & dividend paying stocks, depending on where we see the best value. We also try to emphasize companies we believe offer both attractive investment opportunities and demonstrate a positive awareness of their impact on the society in which they operate.

If you would like more frequent updates, please visit the Fund's website at integrityvikingfunds.com for daily prices along with pertinent Fund information.

Sincerely,

The Portfolio Management Team

The views expressed are those of The Portfolio Management Team of Viking Fund Management. The views are subject to change at any time in response to changing circumstances in the market and are not intended to predict or guarantee the future performance of any individual security, market sector, the markets generally, or any of the funds in the Integrity Viking family of funds.

*Performance does not include applicable front-end or contingent deferred sales charges, which would have reduced the performance. The total annual fund operating expense ratio (before expense waivers and reimbursements and including acquired fund fees and expenses) as of the most recent fiscal year-end was 1.85% for Class A and 2.67% for Class C. The net annual fund operating expense ratio (after expense waivers and reimbursements and excluding acquired fund fees and expenses) as of the most recent fiscal year-end was 1.25% for Class A and 2.00% for Class C. The Fund's investment adviser has contractually agreed to waive fees and reimburse expenses through April 29, 2016 for Class A and April 29, 2017 for Class C so that total annual fund operating expenses after fee waivers and expense reimbursements (excluding taxes, brokerage fees, commissions, extraordinary and non-recurring expenses, and acquired fund fees and expenses) do not exceed 1.25% for Class A and 2.00% for Class C. This expense limitation agreement may only be terminated or modified prior to April 29, 2016 for Class A and April 29, 2017 for Class C with the approval of the Fund's Board of Trustees.

Performance data quoted above is historical. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance data quoted. The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than the original cost. You can obtain performance data current to the most recent month end (available within seven business days of the most recent month end) by calling 800-276-1262.

You should consider the Fund's investment objectives, risks, charges, and expenses carefully before investing. For this and other important information, please obtain a Fund prospectus at no cost from your financial adviser and read it carefully before investing.

INTEGRITY GROWTH & INCOME FUND

PERFORMANCE (unaudited)

Comparison of change in value of a $10,000 investment

	Integrity Growth & Income Fund Class A without sales charge	Integrity Growth & Income Fund Class A with maximum sales charge	S&P 500 Index
12/30/05	$10,000	$9,501	$10,000
12/29/06	$11,504	$10,930	$11,579
12/31/07	$12,421	$11,801	$12,216
12/31/08	$9,060	$8,608	$7,696
12/31/09	$10,287	$9,774	$9,733
12/31/10	$12,056	$11,454	$11,199
12/30/11	$12,300	$11,687	$11,435
12/31/12	$13,979	$13,282	$13,265
12/31/13	$17,860	$16,969	$17,562
12/31/14	$18,934	$17,989	$19,966
12/31/15	$18,536	$17,611	$20,242

Average Annual Total Returns for the periods ending December 31, 2015

	1 year	3 year	5 year	10 year	Since Inception*
Class A Without sales charge	-2.10%	9.85%	8.98%	6.36%	8.19%
Class A With sales charge (5.00%)	-7.01%	7.99%	7.87%	5.82%	7.92%
Class C Without CDSC	N/A	N/A	N/A	N/A	-7.25%
Class C With CDSC (1.00%)	N/A	N/A	N/A	N/A	-7.25%

*	January 3, 1995 for Class A; August 3, 2015 for Class C

The total annual fund operating expense ratio (before expense waivers and reimbursements and including acquired fund fees and expenses) as of the most recent fiscal year-end was 1.85% for Class A and 2.67% for Class C. The net annual fund operating expense ratio (after expense waivers and reimbursements and excluding acquired fund fees and expenses) as of the most recent fiscal year-end was 1.25% for Class A and 2.00% for Class C. The Fund's investment adviser has contractually agreed to waive fees and reimburse expenses through April 29, 2016 for Class A and April 29, 2017 for Class C so that total annual fund operating expenses after fee waivers and expense reimbursements (excluding taxes, brokerage fees, commissions, extraordinary and non-recurring expenses, and acquired fund fees and expenses) do not exceed 1.25% for Class A and 2.00% for Class C. This expense limitation agreement may only be terminated or modified prior to April 29, 2016 for Class A and April 29, 2017 with the approval of the Fund's Board of Trustees.

Performance data quoted above is historical. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance data quoted. The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than the original cost. You can obtain performance data current to the most recent month end (available within seven business days of the most recent month end) by calling 800-276-1262.

The table and graph above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions and redemptions of Fund shares. The graph comparing the Fund's performance to a benchmark index provides you with a general sense of how the Fund performed. To put this information in context, it may be helpful to understand the special differences between the two. The Fund's total return for the period shown appears with and without sales charges and includes Fund expenses and management fees. A securities index measures the performance of a theoretical portfolio. Unlike a fund, the index is unmanaged; there are no expenses that affect the results. In addition, few investors could purchase all of the securities to match the index. If they could, transaction costs and other expenses would be incurred. All Fund and benchmark returns include reinvested dividends. The results prior to August 1, 2009 were achieved while the Fund was managed by a different investment adviser. The current investment adviser may produce different investment results than those achieved by the previous investment adviser.

INTEGRITY HIGH INCOME FUND

DEAR SHAREHOLDERS:

Enclosed is the report of the operations for the Integrity High Income Fund (the "High Income Fund" or "Fund") for the year ended December 31, 2015. The Fund's portfolio and related financial statements are presented within for your review.

Market Environment

Sentiment within high yield eroded in 2015 on continued global growth uncertainty, geopolitical turmoil, further declines in energy and commodity-related prices and deteriorating technicals. The result of this challenging year was a -4.61% annual return (as measured by the BAML US High Yield Master II Constrained Index) for high yield, which lagged five-year Treasuries (GA05), 1.49%; emerging markets (EMCB), 1.11%; U.S. Aggregate (D0A0), 0.58%; and high-grade credit (C0A0), -0.63%. Negative returns for high yield were posted in six of the last seven months of the year and the annual return for 2015 was the first negative occurrence in a non-recessionary period. High-yield spreads widened a dramatic 193 basis points (bps) for the 12-month period, closing the year at 697 bps. For the same period, yields rose from 6.65% at December 31, 2014, to 8.77%.

Higher quality outperformed dramatically as double-Bs returned -1.17%, besting single-Bs, -4.74%, and CCCs, -15.75%, for the year. Not surprisingly, energy and metals and mining were the worst sector performers posting returns of -23.58% and -26.21%, respectively, while consumer goods and banking were top sector performers with returns of 6.43% and 5.55%, respectively. Big and liquid names (as measured by the Barclays Very Liquid Index) underperformed for the year, posting a return of -5.26%, trailing the broader high-yield market by 65 bps.

2015 new issuance totaled $293 billion, 18% below last year's issuance tally. Issuers were of better quality overall but acquisition and general corporate purpose use of proceeds increased significantly versus previous years and were more than 50% of new issuance in 2015. With periods of market volatility and declining risk appetites, technicals were challenging and full-year outflows for U.S. high-yield mutual funds totaled $13.4 billion.

The default rate moved lower over the year to 1.82% as Caesars Entertainment dropped from the trailing 12-month par-weighted rate. Excluding energy and metals and mining, the default rate dropped further to 0.30% but will likely increase in 2016, largely driven by commodity-related issuers.

Portfolio Performance and Positioning

For the year, the Integrity High Income Fund returned -4.43% (A Class Shares, net of fees) and -5.12% (C Class Shares, net of fees) compared to its benchmark, the Barclays Capital U.S. Corporate High Yield Index, which returned -4.47%, and the Morningstar High Yield category annual return of -4.01%. Security selection in the telecommunications, retailers and independent energy sectors hindered performance results for the year. Specifically, relative weightings in Sprint Corporation, Claire's Stores, Uncle Acquisition, Legacy Reserves/Finance and Breitburn Energy Partners dampened results for the year. Alternatively, relative contributions from security selection in the metals and mining, oil field services and health care sectors enhanced performance in 2015. The largest contributors came from relative weightings in First Data Corporation, HCA, ArcelorMittal, Reichhold and Caesars Entertainment Corporation.

Compared to the benchmark at year-end, the Fund was overweight in technology, gaming and chemicals due to our view of the relative value opportunities within those sectors. The Fund was underweight in banking/financials, metals and mining and electric utilities because we have not found these sectors compelling due to challenging fundamental outlooks or rich valuations. Relative to the benchmark at year-end, the Fund's spread and yield were lower and the duration of the Fund remained slightly shorter than that of the benchmark.

Market Outlook

The impact on global growth from the slowdown in China coupled with commodity-induced weakness has increased global recessionary risks. Despite these headwinds, we expect the majority of high-yield issuers to maintain solid fundamentals with reasonable growth in revenues and cash flows. We believe broader-market high-yield spreads are very attractive and overly discount recessionary risks in the developed markets. We expect defaults to increase to 2.5-3.5% in 2016 driven largely by commodity-related issuers. Commodity-related security prices have moved aggressively lower to reflect the reality of current energy prices for a longer period of time. For the vast majority of the high-yield market, the decline in oil is a benefit to either end-demand or cost inputs and should be supportive of fundamentals. However, weak technicals and increased economic uncertainty have contributed to broadening performance pressure away from the energy and commodity-related sectors. New issue activity has slowed due to broader market volatility and commodity markets pressure. Acquisition and general corporate purposes use of proceeds are now more than 50% of new issue volume. As central bank policies develop and if global growth concerns continue, we expect episodes of volatility to persist while dispersion of returns among individual issuers, industry sectors and rating buckets will increase. Spread and performance volatility may also continue around technical pressures resulting from retail fund flows. We believe our current portfolio positioning and our fundamental research bottom-up oriented style, should allow us to take advantage of market opportunities.

If you would like more frequent updates, please visit the Fund's website at integrityvikingfunds.com for daily prices along with pertinent Fund information.

Sincerely,

Robert L. Cook Managing Director J.P. Morgan Investment Management, Inc.	Thomas G. Hauser Vice President J.P. Morgan Investment Management, Inc.

The views expressed are those of Robert L. Cook, Senior Portfolio Manager and Managing Director, and Thomas G. Hauser, Vice President, J.P. Morgan Investment Management, Inc. ("JPMIM"), sub-adviser to the Fund. The views are subject to change at any time in response to changing circumstances in the market and are not intended to predict or guarantee the future performance of any individual security, market sector, the markets generally, or any of the funds in the Integrity Viking family of funds.

*Performance does not include applicable front-end or contingent deferred sales charges, which would have reduced the performance. The total annual fund operating expense ratio (before expense waivers and reimbursements and including acquired fund fees and expenses) as of the most recent fiscal year-end was 1.67% for Class A and 2.41% for Class C. The net annual fund operating expense ratio (after expense waivers and reimbursements and excluding acquired fund fees and expenses) as of the most recent fiscal year-end was 1.15% for Class A and 1.90% for Class C. The Fund's investment adviser has contractually agreed to waive fees and reimburse expenses through April 29, 2016 so that total annual fund operating expenses after fee waivers and expense reimbursements (excluding taxes, brokerage fees, commissions, extraordinary and non-recurring expenses, and acquired fund fees and expenses) do not exceed 1.15% for Class A and 1.90% for Class C. This expense limitation agreement may only be terminated or modified prior to April 29, 2016 with the approval of the Fund's Board of Trustees.

Performance data quoted above is historical. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance data quoted. The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than the original cost. You can obtain performance data current to the most recent month end (available within seven business days of the most recent month end) by calling 800-276-1262.

You should consider the Fund's investment objectives, risks, charges, and expenses carefully before investing. For this and other important information, please obtain a Fund prospectus at no cost from your financial adviser and read it carefully before investing.

INTEGRITY HIGH INCOME FUND

PERFORMANCE (unaudited)

Comparison of change in value of a $10,000 investment

	Integrity High Income Fund Class A without sales charge	Integrity High Income Fund Class A with maximum sales charge	Barclays Capital U.S. Corporate High Yield Bond Index
12/30/05	$10,000	$9,572	$10,000
12/29/06	$11,066	$10,592	$11,187
12/31/07	$9,952	$9,526	$11,397
12/31/08	$6,544	$6,264	$8,416
12/31/09	$10,180	$9,744	$13,316
12/31/10	$11,543	$11,050	$15,328
12/30/11	$12,047	$11,532	$16,092
12/31/12	$13,760	$13,172	$18,636
12/31/13	$14,630	$14,005	$20,026
12/31/14	$14,899	$14,261	$20,519
12/31/15	$14,238	$13,629	$19,603

Average Annual Total Returns for the periods ending December 31, 2015

	1 year	3 year	5 year	10 year	Since Inception (April 30, 2004)
Class A Without sales charge	-4.43%	1.14%	4.28%	3.59%	4.55%
Class A With sales charge (4.25%)	-8.45%	-0.29%	3.38%	3.14%	4.16%
Class C Without CDSC	-5.12%	0.40%	3.54%	2.83%	3.74%
Class C With CDSC (1.00%)	-6.03%	0.40%	3.54%	2.83%	3.74%

The total annual fund operating expense ratio (before expense waivers and reimbursements and including acquired fund fees and expenses) as of the most recent fiscal year-end was 1.67% for Class A and 2.41% for Class C. The net annual fund operating expense ratio (after expense waivers and reimbursements and excluding acquired fund fees and expenses) as of the most recent fiscal year-end was 1.15% for Class A and 1.90% for Class C. The Fund's investment adviser has contractually agreed to waive fees and reimburse expenses through April 29, 2016 so that total annual fund operating expenses after fee waivers and expense reimbursements (excluding taxes, brokerage fees, commissions, extraordinary and non-recurring expenses, and acquired fund fees and expenses) do not exceed 1.15% for Class A and 1.90% for Class C. This expense limitation agreement may only be terminated or modified prior to April 29, 2016 with the approval of the Fund's Board of Trustees.

Performance data quoted above is historical. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance data quoted. The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than the original cost. You can obtain performance data current to the most recent month end (available within seven business days of the most recent month end) by calling 800-276-1262.

The table and graph above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions and redemptions of Fund shares. The graph comparing the Fund's performance to a benchmark index provides you with a general sense of how the Fund performed. To put this information in context, it may be helpful to understand the special differences between the two. The Fund's total return for the period shown appears with and without sales charges and includes Fund expenses and management fees. A securities index measures the performance of a theoretical portfolio. Unlike a fund, the index is unmanaged; there are no expenses that affect the results. In addition, few investors could purchase all of the securities to match the index. If they could, transaction costs and other expenses would be incurred. All Fund and benchmark returns include reinvested dividends. The results prior to August 1, 2009 were achieved while the Fund was managed by a different investment adviser. The current investment adviser may produce different investment results than those achieved by the previous investment adviser.

WILLISTON BASIN/MID-NORTH AMERICA STOCK FUND

PORTFOLIO MARKET SECTORS December 31, 2015

Energy	81.6%
Materials	6.2%
Industrials	4.7%
Cash Equivalents and Other	4.1%
Utilities	3.4%
100.0%

Market sectors are breakdowns of the Fund's portfolio holdings into specific investment classes.

These percentages are based on net assets and are subject to change.

SCHEDULE OF INVESTMENTS December 31, 2015

	Shares	Fair Value

COMMON STOCKS (95.9%)

Energy (81.6%)
*Archrock Inc	1,065,000	$8,008,800
Baker Hughes Inc	280,000	12,922,000
*Cameron International Corp	180,000	11,376,000
*Carrizo Oil & Gas Inc	280,000	8,282,400
Cimarex Energy Co.	109,000	9,742,420
*Concho Resources Inc	149,000	13,836,140
Delek US Holdings Inc	340,000	8,364,000
*Diamondback Energy	333,000	22,277,700
EOG Resources Inc	90,000	6,371,100
Enbridge Inc	230,000	7,633,700
*Exterran Corp	565,000	9,068,250
Exxon Mobil Corp	340,000	26,503,000
*FMC Technologies Inc	625,000	18,131,250
*Forum Energy Technologies Inc	740,000	9,220,400
Halliburton Company	340,000	11,573,600
Helmerich & Payne Inc	180,000	9,639,000
Kinder Morgan Inc	1,580,000	23,573,600
*Memorial Resource Development	1,060,000	17,119,000
National Oilwell Varco Inc	320,000	10,716,800
*Oil States Intl Inc	225,000	6,131,250
*PDC Energy Inc	365,000	19,483,700
*Parsley Energy Inc	400,000	7,380,000
Patterson-Uti Energy Inc	450,000	6,786,000
Phillips 66	275,000	22,495,000
Pioneer Natural Resources	60,000	7,522,800
RPC Inc	190,000	2,270,500
*Sanchez Energy Corp	830,000	3,577,300
Schlumberger Ltd	485,000	33,828,750
Semgroup Corp	260,000	7,503,600
Spectra Energy Corp	500,000	11,970,000
Superior Energy Services	1,085,000	14,614,950
*Synergy Resources Corp	1,050,000	8,946,000
Tesoro Corp	70,000	7,375,900
US Silica Holdings Inc	510,000	9,552,300
Valero Energy Corp	95,000	6,717,450
Williams Companies Inc	420,000	10,794,000
		431,308,660
Industrials (4.7%)
Canadian Pacific Railway LTD	88,000	11,228,800
*Quanta Services Inc	280,000	5,670,000
Union Pacific Corp	105,000	8,211,000
		25,109,800
Materials (6.2%)
CF Industries Holdings Inc	175,000	7,141,750
Monsanto Company	20,000	1,970,400
Westlake Chemical Corp	175,000	9,506,000
Lyondellbasell Indu Class A	160,000	13,904,000
		32,522,150
Utilities (3.4%)
MDU Resources Group Inc	470,000	8,610,400
OGE Energy Corp	350,000	9,201,500
		17,811,900

TOTAL COMMON STOCKS (COST: $673,929,762)		$506,752,510

SHORT-TERM SECURITIES (4.1%)	Shares
^Wells Fargo Advantage Cash Investment Money Market Fund 0.265% (COST: $21,717,526)	21,717,526	$21,717,526

TOTAL INVESTMENTS IN SECURITIES (COST: $695,647,288) (100.0%)		$528,470,036
LIABILITIES IN EXCESS OF OTHER ASSETS (0.0%)		(253,042)

NET ASSETS (100.0%)		$528,216,994

*	Non-income producing

^	Variable rate security; rate shown represents rate as of December 31, 2015.

The accompanying notes are an integral part of these financial statements.

INTEGRITY DIVIDEND HARVEST FUND

PORTFOLIO MARKET SECTORS December 31, 2015

Consumer Staples	30.5%
Utilities	12.9%
Telecommunication Services	9.7%
Industrials	8.4%
Financials	8.0%
Health Care	7.6%
Information Technology	6.7%
Energy	6.4%
Consumer Discretionary	5.5%
Materials	3.2%
Cash Equivalents and Other	1.1%
100.0%

Market sectors are breakdowns of the Fund's portfolio holdings into specific investment classes.

These percentages are based on net assets and are subject to change.

SCHEDULE OF INVESTMENTS December 31, 2015

	Shares	Fair Value
COMMON STOCKS (98.9%)

Consumer Discretionary (5.5%)
McDonalds Corp	20,500	$2,421,870

Consumer Staples (30.5%)
Altria Group Inc	44,000	2,561,240
Coca-Cola Co/The	51,500	2,212,440
Kimberly-Clark Corp	16,500	2,100,450
PepsiCo Inc	16,500	1,648,680
Philip Morris International	8,000	703,280
Procter & Gamble Co/The	31,500	2,501,415
Reynolds American Inc	16,400	756,860
Walmart Stores Inc	16,000	980,800
		13,465,165
Energy (6.4%)
Chevron Corp	10,000	899,600
Exxon Mobil Corp	11,500	896,425
Kinder Morgan Inc	38,000	566,960
Spectra Energy Cor	19,000	454,860
		2,817,845
Financials (8.0%)
Cincinnati Financial Corp	14,000	828,380
Mercury General Corp	20,000	931,400
Old Republic Intl Corp	40,000	745,200
Wells Fargo & Company	18,500	1,005,660
		3,510,640
Health Care (7.6%)
Johnson & Johnson	19,000	1,951,680
Merck & Co Inc	16,000	845,120
Pfizer Inc	18,000	581,040
		3,377,840
Industrials (8.4%)
Deere & Co	7,500	572,025
Emerson Electric Co	14,000	669,620
Lockheed Martin Corp	4,700	1,020,605
3M Co	4,200	632,688
Waste Management	15,500	827,235
		3,722,173
Information Technology (6.7%)
International Business Machines	10,700	1,472,534
Microsoft Corp	12,200	676,856
Qualcomm Inc	16,000	799,760
		2,949,150
Materials (3.2%)
Dow Chemical Co/The	19,000	978,120
Lyondellbasell Indu Class A	5,000	434,500
		1,412,620
Telecommunication Services (9.7%)
AT&T Inc	81,000	2,787,210
Verizon Communications Inc	32,000	1,479,040
		4,266,250
Utilities (12.9%)
CenterPoint Energy Inc	31,000	569,160
Consolidated Edison Inc	19,000	1,221,130
Dominion Resources	9,000	608,760
Duke Energy Corp	9,500	678,205
MDU Resources Group Inc	30,000	549,600
Nextera Energy Inc	4,800	498,672
PPL Corp	27,000	921,510
Southern Company	14,000	655,060
		5,702,097

TOTAL COMMON STOCKS (COST: $41,649,777)		$43,645,650

SHORT-TERM SECURITIES (0.5%)	Shares
^Wells Fargo Advantage Cash Investment Money Market Fund 0.265% (COST: $197,152)	197,152	$197,152

TOTAL INVESTMENTS IN SECURITIES (COST: $41,846,929) (99.4%)		$43,842,802
OTHER ASSETS LESS LIABILITIES (0.6%)		273,904

NET ASSETS (100.0%)		$44,116,706

The accompanying notes are an integral part of these financial statements.

INTEGRITY GROWTH & INCOME FUND

PORTFOLIO MARKET SECTORS December 31, 2015

Consumer Discretionary	17.7%
Financials	16.4%
Health Care	13.6%
Consumer Staples	11.5%
Information Technology	10.4%
Industrials	8.2%
Cash Equivalents and Other	5.0%
Telecommunication Services	5.0%
Utilities	4.4%
Materials	4.3%
Energy	3.5%
100.0%

Market sectors are breakdowns of the Fund's portfolio holdings into specific investment classes.

These percentages are based on net assets and are subject to change.

SCHEDULE OF INVESTMENTS December 31, 2015

	Shares	Fair Value
COMMON STOCKS (95.0%)

Consumer Discretionary (17.7%)
CBS Corp – Class A	16,000	$754,080
General Motors Co	13,500	459,135
Lowe's Companies Inc	9,000	684,360
Macy's Inc	7,000	244,860
*O'Reilly Automotive Inc	1,600	405,472
Starbucks Corp	15,000	900,450
*Under Armour Inc	7,500	604,575
Walt Disney Company	21,900	2,301,252
		6,354,184
Consumer Staples (11.5%)
CVS Corp	4,300	420,411
Coca-Cola Co/The	12,000	515,520
Kimberly-Clark Corp	6,500	827,450
Mondelez International Inc	22,000	986,480
PepsiCo Inc	7,500	749,400
Procter & Gamble Co/The	8,000	635,280
		4,134,541
Energy (3.5%)
Kinder Morgan Inc	28,000	417,760
Noble Energy Inc	3,500	115,255
*PDC Energy Inc	3,500	186,830
Phillips 66	3,000	245,400
Williams Companies Inc	11,000	282,700
		1,247,945
Financials (16.4%)
Bank of America	34,000	572,220
BlackRock Inc	2,500	851,300
JP Morgan Chase & Co	23,000	1,518,690
MetLife Inc	24,500	1,181,145
US Bancorp	13,500	576,045
Wells Fargo & Company	22,000	1,195,920
		5,895,320
Health Care (13.6%)
Becton Dickinson & Co	5,800	893,722
Eli Lilly & Co	4,500	379,170
HCA Holdings Inc	12,700	858,901
Johnson & Johnson	7,000	719,040
St Jude Medical Inc	14,500	895,665
Thermo Fisher Scientific Inc	8,000	1,134,800
		4,881,298
Industrials (8.2%)
Boeing Co	4,000	578,360
General Electric Co	14,000	436,100
3M Co	3,200	482,048
Ingersoll-Rand	10,000	552,900
Union Pacific Corp	9,000	703,800
United Parcel Service Inc – Class B	2,000	192,460
		2,945,668
Information Technology (10.4%)
*Alphabet Inc – Class A	1,300	1,011,413
Apple Inc	8,000	842,080
HP Inc	49,000	580,160
International Business Machines	4,500	619,290
Visa Inc	8,500	659,175
		3,712,118
Materials (4.3%)
CF Industries Holdings Inc	7,000	285,670
Dow Chemical Co/The	13,100	674,388
Lyondellbasell Indu Class A	6,500	564,850
		1,524,908
Telecommunication Services (5.0%)
AT&T Inc	29,000	997,890
Verizon Communications Inc	17,000	785,740
		1,783,630
Utilities (4.4%)
Allete Inc	13,500	686,205
Dominion Resources	5,500	372,020
Nextera Energy Inc	2,000	207,780
Wisconsin Energy Corporation	6,000	307,860
		1,573,865

TOTAL COMMON STOCKS (COST: $30,721,355)		$34,053,477

SHORT-TERM SECURITIES (4.8%)	Shares
^Wells Fargo Advantage Cash Investment Money Market Fund 0.265% (COST: $1,718,984)	1,718,984	$1,718,984

TOTAL INVESTMENTS IN SECURITIES (COST: $32,440,339) (99.8%)		$35,772,461
OTHER ASSETS LESS LIABILITIES (0.2%)		84,284

NET ASSETS (100.0%)		$35,856,745

*	Non-income producing

^	Variable rate security; rate shown represents rate as of December 31, 2015.

The accompanying notes are an integral part of these financial statements.

INTEGRITY HIGH INCOME FUND

PORTFOLIO MARKET SECTORS December 31, 2015

Consumer Discretionary	28.1%
Telecommunication Services	11.4%
Health Care	11.3%
Industrials	10.3%
Information Technology	10.1%
Financials	7.3%
Energy	6.8%
Materials	5.7%
Consumer Staples	4.3%
Cash Equivalents and Other	3.5%
Utilities	1.2%
100.0%

Market sectors are breakdowns of the Fund's portfolio holdings into specific investment classes.

These percentages are based on net assets and are subject to change.

SCHEDULE OF INVESTMENTS December 31, 2015

	Principal Amount	Fair Value
CORPORATE BONDS (95.6%)

Consumer Discretionary (28.1%)
AMC Entertainment Inc 5.750% 6/15/25	$85,000	$85,425
Allegion US Holdings Co 5.750% 10/1/21	30,000	30,375
Altice SA – 144A 7.750% 5/15/22	200,000	180,500
American Axle & MFG Inc 6.625% 10/15/22	80,000	83,800
BC Mountain LLC – 144A 7.000% 2/1/21	30,000	23,100
CCO Holding LLC/Cap Corp 6.500% 4/30/21	250,000	260,000
CCO Holdings LLC/CAP Corp 7.375% 6/1/20	15,000	15,619
CCO Holdings LLC/Cap Corp – 144A 5.125% 5/1/23	75,000	75,000
CCO Holdings LLC/Cap Corp – 144A 5.375% 5/1/25	60,000	59,700
Outfront Media Capital LLC 5.625% 2/15/24	15,000	15,413
(4)(5)Caesars Entertainment 8.500% 2/15/20	155,000	117,800
(4)(5) Caesars Operating Escrow 9.000% 2/15/20	320,000	243,200
(4)(5)Caesars Entertainment 9.000% 2/15/20	90,000	68,400
CCOH Safari LLC-144A 5.750% 2/15/26	55,000	55,138
(1)Chinos Intermediate Holdings – 144A 7.750% 5/1/19	50,000	12,500
Cinemark USA Inc 7.375% 6/15/21	65,000	68,413
Cinemark USA Inc 4.875% 6/1/23	45,000	43,875
Claires Stores Inc 8.875% 3/15/19	75,000	17,250
Claires Stores Inc - 144A 9.000% 3/15/19	160,000	96,800
iHeartCommunications Inc 9.000% 3/1/21	135,000	94,163
Clear Channel Worldwide 7.625% 3/15/20	50,000	45,500
Clear Channel Worldwide 7.625% 3/15/20	165,000	152,419
Clear Channel Worldwide 6.500% 11/15/22	95,000	91,675
*Clear Channel Worldwide 6.500% 11/15/22	330,000	321,750
Dana Holding Corp 6.750% 2/15/21	30,000	30,825
Dana Holding Corp 5.375% 9/15/21	25,000	24,813
Dana Holding Corp 6.000% 9/15/23	55,000	55,138
Dana Holding Corp 5.500% 12/15/24	25,000	24,250
Dish DBS Corp 6.750% 6/1/21	180,000	181,350
*Dish DBS Corp 5.875% 7/15/22	205,000	191,162
Dish DBS Corp 5.000% 3/15/23	115,000	99,762
Dish DBS Corp 5.875% 11/15/24	145,000	129,050
Dreamworks Animation SKG – 144A 6.875% 8/15/20	115,000	113,275
Tegna Inc – 144A 4.875% 9/15/21	15,000	15,037
Tegna Inc – 144A 5.500% 9/15/24	50,000	50,000
General Motors Co 4.875% 10/2/23	170,000	173,852
General Motors Finl Co 4.250% 5/15/23	35,000	34,619
General Motors Finl Co 3.450% 4/10/22	10,000	9,592
Goodyear Tire & Rubber Corp 8.750% 8/15/20	45,000	53,437
Goodyear Tire & Rubber 6.500% 3/1/21	45,000	47,306
Goodyear Tire & Rubber 5.125% 11/15/23	35,000	35,875
Gymboree Corp 9.125% 12/1/18	85,000	19,125
HD Supply Inc 11.500% 7/15/20	75,000	83,062
HD Supply Inc CMT - 144A 5.250% 12/15/21	40,000	40,800
(4)(5)Harrahs Operating Co Inc 11.250% 6/1/17	160,000	120,000
Hilton Worldwide Finance 5.625% 10/15/21	35,000	36,268
iHeartCommunications Inc 10.625% 3/15/23	45,000	31,567
International Game Tech – 144A 6.500% 2/15/25	200,000	175,500
Interval Acquistion Corp – 144A 5.625% 4/15/23	70,000	69,475
Inventiv Health Inc - 144A 9.000% 1/15/18	105,000	107,625
(1)Inventiv Health Inc – 144A 12.000% 8/15/18	55,056	52,165
Inventiv Health Inc - 144A 10.000% 8/15/18	15,000	14,850
Inventiv Health Inc - 144A 10.000% 8/15/18	21,000	19,950
Isle of Capri Casinos 5.875% 3/15/21	60,000	61,200
Lear Corp 5.250% 1/15/25	65,000	66,137
Limited Brands Inc 6.625% 4/1/21	110,000	121,825
LTF Merger Sub Inc - 144A 8.500% 6/15/23	90,000	85,950
*MGM Resort Intl 7.750% 3/15/22	215,000	228,437
MGM Resort Intl 6.750% 10/1/20	30,000	30,825
*MGM Resorts Intl 5.250% 3/31/20	160,000	158,400
MGM Resorts Intl 6.000% 3/15/23	130,000	129,025
Neiman Marcus – 144A 8.000% 10/15/21	40,000	29,600
(1)Neiman Marcus – 144A 8.750% 10/15/21	80,000	49,600
McGraw-Hill Global ED 9.750% 4/1/21	50,000	53,000
Midcontinent Comm & Fin – 144A 6.875% 8/15/23	85,000	86,062
Nexstar Broadcasting Inc 6.875% 11/15/20	110,000	112,475
Nexstar Broadcasting Inc – 144A 6.125% 2/15/22	25,000	24,500
Nexeo Solutions LLC/Corp 8.375% 3/1/18	65,000	60,937
Nielsen Finance LLC - 144A 5.000% 4/15/22	115,000	113,562
Numericable -SFR – 144A 6.000% 5/15/22	200,000	194,000
Omega US Sub LLC – 144A 8.750% 7/15/23	65,000	59,962
BC/New Red Finance Inc – 144A 6.000% 4/1/22	70,000	72,100
Party City Holdings Inc – 144A 6.125% 8/15/23	50,000	48,500
JC Penney Corp 6.375% 10/15/36	90,000	55,350
Petco Animal Supplies - 144A 9.250% 12/1/18	105,000	107,756
Quebecor Media 5.750% 1/15/23	155,000	156,162
RHP Hotel PPTY 5.000% 4/15/21	130,000	132,275
RSI Home Products Inc - 144A 6.500% 3/15/23	100,000	103,000
Radio Systems Corp - 144A 8.375% 11/1/19	115,000	119,312
Regal Entertainment Grp 5.750% 3/15/22	65,000	65,000
Sabre GLBL Inc – 144A 5.375% 4/15/23	65,000	64,675
Sabre GLBL Inc – 144A 5.250% 11/15/23	35,000	34,606
Sally Holdings 5.750% 6/1/22	30,000	31,050
Sally Holdings/Sallys Cap 5.625% 12/1/25	30,000	30,300
*Serta Simmons Hldgs LLC – 144A 8.125% 10/1/20	235,000	245,575
Service Corp Intl 7.500% 4/1/27	155,000	179,800
Service Corp Intl 5.375% 5/15/24	15,000	15,450
Sirius XM Radio INC - 144A 4.625% 5/15/23	85,000	83,300
Sirius XM Radio INC - 144A 5.750% 8/1/21	65,000	66,950
Sirius XM Radio INC - 144A 6.000% 7/15/24	40,000	41,800
Sirius XM Radio INC - 144A 5.375% 4/15/25	75,000	75,468
Tempur Pedic Internation 6.875% 12/15/20	55,000	57,612
Tempur Pedic Internation – 144A 5.625% 10/15/23	60,000	60,600
Time Inc – 144A 5.750% 4/15/22	80,000	73,200
Uncle Acquistion 2010 8.625% 2/15/19	120,000	41,400
Videotron Ltd – 144A 5.375% 6/15/24	35,000	35,175
Vista Outdoor Inc - 144A 5.875% 10/1/23	35,000	35,875
Wynn Las Vegas LLC/Corp – 144A 5.500% 3/1/25	150,000	133,687
ZF NA Capital – 144A 4.750% 4/29/25	180,000	171,450
Zayo Group LLC/Zayo Cap – 144A 6.375% 5/15/25	50,000	46,500
Zayo Group LLC/Zayo Cap – 144A 6.000% 4/1/23	85,000	80,325
		8,427,295
Consumer Staples (4.3%)
B&G Foods Inc 4.625% 6/1/21	60,000	59,400
Bumble Bee Acquisition – 144A 9.000% 12/15/17	118,000	119,475
Central Garden & Pet Co. 6.125% 11/15/23	40,000	40,400
Chiquita Brands Intl 7.875% 2/1/21	23,000	24,092
HRG Group Inc – 144A 7.750% 1/15/22	15,000	14,700
Mem Prod Part LP/Fin Corp 7.625% 5/1/21	75,000	22,500
Post Holdings Inc 7.375% 2/15/22	135,000	140,737
Post Holdings Inc - 144A 6.750% 12/1/21	10,000	10,200
Post Holdings Inc - 144A 6.000% 12/15/22	35,000	34,300
Post Holdings Inc - 144A 7.750% 3/15/24	105,000	109,987
Post Holdings Inc - 144A 8.000% 7/15/25	45,000	47,700
Reynolds GRP ISS/Reynold 9.875% 8/15/19	120,000	120,900
*Reynolds GRP ISS/Reynold 9.000% 4/15/19	200,000	197,000
Reynolds Group 5.750% 10/15/20	145,000	147,492
Rite Aid Corp – 144A 6.125% 4/1/23	110,000	113,850
Spectrum Brands Inc 6.375% 11/15/20	35,000	37,187
Spectrum Brands Inc 6.625% 11/15/22	25,000	26,375
Spectrum Brands Inc - 144A 5.750% 7/15/25	30,000	30,750
		1,297,045
Energy (6.8%)
American Energy/AEPB - 144A 7.125% 11/1/20	20,000	7,525
American Energy/AEPB - 144A 7.375% 11/1/21	35,000	13,650
American Energy/AEPB - 144A 8.000% 6/15/20	45,000	33,300
Antero Resources Finance 6.000% 12/1/20	10,000	8,350
Antero Resources Corp 5.375% 11/1/21	40,000	32,000
Antero Resources Corp 5.125% 12/1/22	25,000	19,000
Atwood Oceanics Inc 6.500% 2/1/20	75,000	40,125
Berry Petroleum Co 6.375% 9/15/22	45,000	10,912
Blue Racer Mid LLC/Finan – 144A 6.125% 11/15/22	80,000	55,200
Breitburn Energy Partner 8.625% 10/15/20	75,000	15,000
Breitburn Energy Partner 7.875% 4/15/22	30,000	5,400
California Resources Corp 6.000% 11/15/24	22,000	6,710
California Resources Crp – 144A 8.000% 12/15/22	58,000	30,522
Carrizo Oil & Gas Inc 6.250% 4/15/23	20,000	16,200
(2)Chesapeake Energy Corp 3.571% 4/15/19	45,000	12,600
Chesapeake Energy Corp – 144A 8.000% 12/15/22	87,000	42,630
Chesapeake Midstream PT 6.125% 7/15/22	65,000	61,487
CSI Compressco LP/Compre 7.250% 8/15/22	20,000	14,800
Comstock Resources Inc – 144A 10.000% 3/15/20	80,000	36,800
Concho Resources Inc 5.500% 4/1/23	5,000	4,625
Consol Energy Inc 5.875% 4/15/22	35,000	21,700
Crestwood Midstream Part 6.125% 3/1/22	10,000	6,950
Crestwood Midstream Partners – 144A 6.250% 4/1/23	35,000	24,412
Denbury Resources Inc - 144A 5.500% 5/1/22	100,000	33,198
Denbury Resources Inc 4.625% 7/15/23	50,000	16,094
EP Ener/Everest Acq Fin 7.750% 9/1/22	60,000	30,600
EV Energy Partners 8.000% 4/15/19	90,000	45,000
Halcon Resources Corp - 144A 8.625% 2/1/20	20,000	13,800
Halcon Resources Corp - 144A 13.000% 2/15/22	109,000	37,060
Hiland Part Lp/Corp - 144A 7.250% 10/1/20	60,000	60,600
Laredo Petroleum Inc 5.625% 1/15/22	35,000	30,450
Legacy Reserves/Finance 8.000% 12/1/20	70,000	14,700
Legacy Reserves/Finance 6.625% 12/1/21	40,000	8,400
Linn Energy LLC 8.625% 4/15/20	10,000	1,712
Linn Energy LLC 7.750% 2/1/21	125,000	18,125
Meg Energy Corp – 144A 6.375% 1/30/23	75,000	51,375
Meg Energy Corp – 144A 7.000% 3/31/24	100,000	71,000
MPLX LP – 144A 5.500% 2/15/23	75,000	65,625
MPLX LP – 144A 4.875% 12/1/24	30,000	26,925
MPLX LP – 144A 4.875% 6/1/25	120,000	107,400
Mem Prod Part LP/Fin Corp 6.875% 8/1/22	30,000	9,000
Newfield Exploration Co 5.750% 1/30/22	35,000	30,975
Oasis Petroleum Inc - 144A 6.875% 3/15/22	80,000	51,200
Peabody Energy Corp 6.500% 9/15/20	10,000	1,375
Peabody Energy Corp 6.250% 11/15/21	80,000	11,000
RSP Permian Inc - 6.625% 10/1/22	15,000	13,800
RSP Permian Inc – 144A 6.625% 10/1/22	10,000	9,200
Range Resources Corp - 144A 4.875% 5/15/25	55,000	41,800
Regency Energy Partners 5.500% 4/15/23	50,000	44,958
Regency Energy Partners 5.875% 3/1/22	20,000	18,851
Regency Energy Partners 5.000% 10/1/22	30,000	26,576
Rentech NIT Part/Finance – 144A 6.500% 4/15/21	30,000	29,100
SM Energy Co 6.500% 1/1/23	15,000	11,025
SM Energy Co 6.125% 11/15/22	20,000	14,700
SM Energy Co 5.625% 6/1/25	30,000	19,800
Sanchez Energy Corp 7.750% 6/15/21	10,000	6,100
Sanchez Energy Corp 6.125% 1/15/23	50,000	27,000
Sandridge Energy Inc 8.125% 10/15/22	55,000	6,050
Targa Resources Partners 5.250% 5/1/23	10,000	8,100
Targa Resources Partners – 144A 4.125% 11/15/19	20,000	16,650
Targa Resources Partners – 144A 6.750% 3/15/24	55,000	46,887
Tesoro Corp 5.875% 10/1/20	77,000	73,535
Tesoro Corp 6.125% 10/15/21	30,000	28,500
Tesoro Logistics LP/CORP – 144A 6.250% 10/15/22	25,000	23,687
Trinidad Drilling Ltd - 144A 7.875% 1/15/19	80,000	70,400
Ultra Petroleum Corp - 144A 6.125% 10/1/24	45,000	10,237
Vanguard Nat Res/VNR Fin 7.875% 4/1/20	45,000	11,925
Whiting Petroleum Corp 5.750% 3/15/21	100,000	72,900
Whiting Petroleum Corp – 144A 1.250% 4/1/20	35,000	23,800
Whiting Petroleum Corp 6.250% 4/1/23	50,000	36,000
WPX Energy Inc 5.250% 9/15/24	25,000	16,500
WPX Energy Inc 8.250% 8/1/23	90,000	72,000
		2,035,593
Financials (7.3%)
*Ally Financial Inc 3.500% 1/27/19	200,000	197,250
Ally Financial Inc 5.125% 9/30/24	25,000	25,593
Ally Financial Inc 4.625% 3/30/25	135,000	133,312
Ally Financial Inc 4.625% 5/19/22	45,000	45,225
Ally Financial Inc 5.750% 11/20/25	40,000	40,500
Argos Merger Sub Inc - 144A 7.125% 3/15/23	175,000	173,512
Avaya Inc – 144A 7.000% 4/1/19	115,000	85,100
(2)(3)Bank of America Corp 8.000%	170,000	172,975
Cit Group Inc – 144A 5.500% 2/15/19	105,000	109,725
Cit Group Inc 3.875% 2/19/19	90,000	89,550
CNH Capital LLC 3.625% 4/15/18	15,000	14,767
Communications Sales & L – 144A 8.250% 10/15/23	105,000	88,725
Corrections Corp of America 4.125% 4/1/20	50,000	49,500
Corrections Corp of America 4.625% 5/1/23	113,000	109,045
Corrections Corp of America 5.000% 10/15/22	25,000	24,875
Denali Borrower – 144A 5.625% 10/15/20	105,000	109,987
Equinix Inc 5.875% 1/15/26	25,000	25,750
Geo Group Inc 6.625% 2/15/21	65,000	66,625
Geo Group Inc 5.875% 1/15/22	75,000	73,875
Infinity Acq LLC/FI Corp – 144A 7.250% 8/1/22	60,000	51,600
Intl Lease Fin Corp 6.250% 5/15/19	55,000	58,918
*Intl Lease Fin Corp 5.875% 4/1/19	255,000	270,300
Intl Lease Fin Corp 4.625% 4/15/21	10,000	10,250
James Hardie Intl Fin - 144A 5.875% 2/15/23	20,000	20,400
Nielsen Co Lux Sarl - 144A 5.500% 10/1/21	40,000	41,000
Realogy Group/CO Issuer – 144A 5.250% 12/1/21	15,000	15,375
WMG Acquisition Corp - 144A 6.000% 1/15/21	71,000	71,355
WMG Acquisition Corp - 144A 5.625% 4/15/22	15,000	14,475
		2,189,564
Health Care (11.3%)
Alere Inc 6.500% 6/15/20	25,000	24,000
Alere Inc – 144A 6.375% 7/1/23	30,000	28,050
DJO Finco Inc/DJO Finance – 144A 8.125% 6/15/21	155,000	137,562
Davita Inc 5.000% 5/1/25	70,000	67,550
HCA Inc 5.250% 4/15/25	25,000	25,187
HCA Inc 5.375% 2/1/25	300,000	296,250
HCA Inc 5.875% 2/15/26	105,000	105,393
HCA Inc 6.500% 2/15/20	50,000	54,475
*HCA Inc 7.500% 2/15/22	455,000	503,912
HCA Holdings Inc 6.250% 2/15/21	20,000	21,150
Healthsouth Corp 7.750% 9/15/22	35,000	36,400
Healthsouth Corp – 144A 5.750% 11/1/24	45,000	42,918
Healthsouth Corp – 144A 5.750% 9/15/25	30,000	27,900
Hill Rom Holding Inc - 144A 5.750% 9/1/23	35,000	35,700
Hologic Inc – 144A 5.250% 7/15/22	80,000	81,600
Kindred Healthcare Inc 8.000% 1/15/20	45,000	42,075
Kindred Healthcare Inc 8.750% 1/15/23	45,000	41,400
Kinetics Concept/KCI USA 10.500% 11/1/18	155,000	151,125
Mallinckrodt Fin/SB - 144A 4.875% 4/15/20	25,000	24,062
Mallinckrodt Fin/SB - 144A 5.500% 4/15/25	30,000	27,600
Mallinckrodt Fin/SB - 144A 5.625% 10/15/23	45,000	42,750
Tenet Healthcare Corp 6.000% 10/1/20	50,000	52,625
Tenet Healthcare Corp 8.000% 8/1/20	165,000	165,412
Tenet Healthcare Corp 4.750% 6/1/20	55,000	55,275
Tenet Healthcare Corp 4.500% 4/1/21	40,000	39,000
Tenet Healthcare Corp 8.125% 4/1/22	250,000	249,375
Tenet Healthcare Corp 6.750% 6/15/23	60,000	55,650
21st Century Oncology - 144A 11.000% 5/1/23	65,000	50,050
VRX Escrow Corp – 144A 5.875% 5/15/23	175,000	156,187
VRX Escrow Corp – 144A 6.125% 4/15/25	130,000	116,025
Valeant Pharmaceuticals – 144A 7.000% 10/1/20	75,000	74,812
Valeant Pharmaceuticals – 144A 6.750% 8/15/21	90,000	86,850
Valeant Pharmaceuticals – 144A 7.250% 7/15/22	180,000	175,950
Valeant Pharmaceuticals – 144A 7.500% 7/15/21	295,000	294,262
		3,388,532
Industrials (10.3%)
Acco Brands Corp 6.750% 4/30/20	115,000	118,450
ADT Corp 3.500% 7/15/22	105,000	93,975
ADT Corp 6.250% 10/15/21	5,000	5,223
AECOM – 144A 5.750% 10/15/22	20,000	20,600
AECOM – 144A 5.875% 10/15/24	30,000	30,601
Air Medical Merger Sub – 144A 6.375% 5/15/23	70,000	62,300
Aircastle Ltd 5.125% 3/15/21	20,000	20,550
Allegion Plc 5.875% 9/15/23	15,000	15,300
Ashtead Capital Inc - 144A 6.500% 7/15/22	40,000	41,700
Associated Materials Inc 9.125% 11/1/17	45,000	31,050
Avis Budget Car Rental 5.500% 4/1/23	120,000	120,300
Belden Inc – 144A 5.500% 9/1/22	105,000	101,063
Bombardier Inc – 144A 7.750% 3/15/20	45,000	36,338
Bombardier Inc – 144A 7.500% 3/15/25	90,000	63,000
CNH Industrial Capital 3.875% 7/16/18	15,000	14,513
CNH Industrial Capital 4.375% 11/6/20	65,000	61,263
Clean Harbors Inc 5.250% 8/1/20	80,000	81,600
Energizer Holdings Inc – 144A 5.500% 6/15/25	95,000	89,300
FGI Operating Co LLC 7.875% 5/1/20	110,000	79,200
Aerojet Rocketdyne Holdings Inc 7.125% 3/15/21	135,000	140,400
General Cable Corp 5.750% 10/1/22	95,000	73,150
Great Lakes Dredge & Dock 7.375% 2/1/19	115,000	106,951
H&E Equipment Services 7.000% 9/1/22	90,000	88,201
Hillman Group Inc - 144A 6.375% 7/15/22	75,000	62,250
Hertz Corp 7.500% 10/15/18	50,000	51,000
Hertz Corp 7.375% 1/15/21	35,000	36,313
Hertz Corp 6.250% 10/15/22	100,000	103,500
Hertz Corp 5.875% 10/15/20	70,000	72,188
Iron Mountain Inc 6.000% 8/15/23	75,000	77,625
(1)JCH Parent Inc - 144A 11.250% 3/15/19	44,031	26,858
Jack Cooper Holdings Corp – 144A 10.250% 6/1/20	120,000	99,600
Klx Inc – 144A 5.875% 12/1/22	85,000	80,750
Kratos Defense & Sec 7.000% 5/15/19	65,000	44,281
NXP BV/NXP Funding LLC – 144A 5.750% 2/15/21	200,000	208,000
Orbital ATK Inc 5.250% 10/1/21	55,000	55,275
Oshkosh Corp 5.375% 3/1/22	45,000	45,000
Oshkosh Corp 5.375% 3/1/25	20,000	19,600
Renaissance Acquisition – 144A 6.875% 8/15/21	35,000	26,775
Sensata Technologies BV – 144A 5.000% 10/1/25	20,000	19,550
Terex Corp 6.500% 4/1/20	65,000	62,562
Terex Corp 6.000% 5/15/21	140,000	128,800
Transdigm Inc – 144A 6.500% 5/15/25	60,000	58,125
Triumph Group Inc 4.875% 4/1/21	80,000	64,450
United Rentals North Am 6.125% 6/15/23	70,000	71,575
UR Financing Escrow Corp 7.625% 4/15/22	85,000	90,839
XPO Logistics Inc - 144A 6.500% 6/15/22	90,000	83,250
		3,083,194
Information Technology (10.1%)
ACI Worldwide Inc – 144A 6.375% 8/15/20	55,000	56,650
Amkor Technologies Inc 6.625% 6/1/21	70,000	69,475
Amkor Technologies Inc 6.375% 10/1/22	120,000	116,700
Anixter Inc – 144A 5.500% 3/1/23	80,000	80,400
Aspect Software Inc 10.625% 5/15/17	75,000	58,500
Audatex North America Inc – 144A 6.000% 6/15/21	155,000	156,163
Blackboard Inc – 144A 7.750% 11/15/19	75,000	64,875
Cogent Comm Finance Inc 5.625% 4/15/21	90,000	83,700
Cogent Communications GR – 144A 5.375% 3/1/22	65,000	63,214
Commscope Inc – 144A 5.000% 6/15/21	35,000	33,556
Commscope Inc – 144A 5.500% 6/15/24	25,000	23,750
Commscope Tech Finance – 144A 6.000% 6/15/25	80,000	77,000
Entegris Inc – 144A 6.000% 4/1/22	100,000	101,250
Equinix Inc 5.375% 1/1/22	20,000	20,500
Equinix Inc 5.750% 1/1/25	20,000	20,450
*First Data Corp – 144A 8.750% 1/15/22	77,000	80,453
First Data Corp – 144A 6.750% 11/1/20	94,000	98,583
First Data Corp – 144A 5.375% 8/15/23	145,000	145,726
First Data Corp – 144A 7.000% 12/1/23	95,000	95,000
*First Data Corporation-144A 5.750% 1/15/24	445,000	438,325
Infor US Inc – 144A 6.500% 5/15/22	195,000	164,778
(1)Infor Software Parent 7.125% 5/1/21	105,000	75,862
Italics Merger Sub - 144A 7.125% 7/15/23	95,000	85,975
MagnaChip Semiconductor 6.625% 7/15/21	95,000	66,500
Micron Technology Inc 5.875% 2/15/22	10,000	9,725
Micron Technology Inc - 144A 5.500% 2/1/25	35,000	30,450
Micron Technology Inc - 144A 5.250% 1/15/24	95,000	83,600
Plantronics Inc – 144A 5.500% 5/31/23	65,00	64,675
Project Homestake Merger – 144A 8.875% 3/1/23	105,000	97,126
Sabine Pass Liquefaction 6.250% 3/15/22	100,000	92,500
Sabine Pass Liquefaction 5.750% 5/15/24	100,000	87,000
Sabine Pass Liquefaction – 144A 5.625% 3/1/25	25,000	21,156
Sinclair Television Group 5.375% 4/1/21	70,000	70,175
Sinclair Television Group 6.125% 10/1/22	35,000	35,701
Sinclair Television Group – 144A 5.625% 8/1/24	20,000	19,450
Zebra Technologies Corp – 144A 7.250% 10/15/22	140,000	146,300
		3,035,243
Materials (4.8%)
*Ardagh Packaging Fin - 144A 9.125% 10/15/20	200,000	206,000
(2)Ardagh Packaging Fin – 144A 3.512% 12/15/19	200,000	195,500
Ashland Inc 4.750% 8/15/22	190,000	184,775
Berry Plastics Corp 5.125% 7/15/23	10,000	9,725
Berry Plastics escrow - 144A 6.000% 10/15/22	20,000	20,350
Chemours Co – 144A 6.625% 5/15/23	70,000	49,000
Chemours Co – 144A 7.000% 5/15/25	20,000	13,650
WR Grace & Co-Conn – 144A 5.625% 10/1/24	10,000	10,100
Hexion US Finance Corp 6.625% 4/15/20	250,000	194,375
Hexion US Fin/Nova Scoti 8.875% 2/1/18	85,000	59,925
Huntsman International LLC 4.875% 11/15/20	95,000	86,687
Huntsman International LLC – 144A 5.125% 11/15/22	70,000	63,000
Ineos Group Holdings SA – 144A 5.875% 2/15/19	200,000	194,000
LSB Industries 7.750% 8/1/19	105,000	87,150
Noranda Aluminium Acquisition 11.000% 6/1/19	40,000	5,700
# (4)(5) Reichhold Industries Inc – 144A 9.000% 05/08/17	103,629	0
Rain CII Carbon LLC - 144A 8.000% 12/1/18	35,000	30,012
Scotts Miracle Gro Co - 144A 6.000% 10/15/23	40,000	41,700
		1,451,649
Telecommunication Services (11.4%)
Centurylink Inc 5.800% 3/15/22	60,000	54,990
Centurylink Inc 6.750% 12/1/23	105,000	98,439
Everest Acq LLC 9.375% 5/1/20	180,000	114,750
Frontier Communications 6.250% 9/15/21	15,000	12,713
Frontier Communications 6.875% 1/15/25	40,000	32,950
Frontier Communications – 144A 10.500% 9/15/22	70,000	69,738
Frontier Communications – 144A 11.000% 9/15/25	190,000	188,100
GCI Inc 6.750% 6/1/21	75,000	76,125
Intelsat Luxembourg Holdings 7.750% 6/1/21	105,000	49,088
*Intelsat Jackson Holdings 7.250% 10/15/20	365,000	319,376
Intelsat Jackson Holdings 7.250% 4/1/19	55,000	50,463
Intelsat Jackson Holdings 7.500% 4/1/21	35,000	30,450
Intelsat Jackson Holdings 6.625% 12/15/22	50,000	31,876
Intelsat Jackson Holdings 5.500% 8/1/23	115,000	90,275
Level 3 Financing Inc - 144A 5.125% 5/1/23	35,000	34,739
Level 3 Financing Inc - 144A 5.375% 5/1/25	45,000	44,775
Level 3 Financing Inc - 144A 5.375% 1/15/24	40,000	40,200
Level 3 Communications 5.750% 12/1/22	55,000	56,239
Neptune Finco Corp - 144A 10.875% 10/15/25	200,000	209,500
Qwest Capital Funding 7.750% 2/15/31	60,000	50,851
Sprint Capital Corp 6.875% 11/15/28	30,000	20,925
Sprint Capital Corp 8.750% 3/15/32	385,000	288,752
Sprint Capital Corp - 144A 9.000% 11/15/18	55,000	57,889
Sprint Corp 7.250% 9/15/21	55,000	41,509
*Sprint Corp 7.875% 9/15/23	595,000	446,845
Sprint Corp 7.625% 2/15/25	50,000	36,500
T-Mobile USA Inc 6.633% 4/28/21	90,000	93,375
T-Mobile USA Inc 6.731% 4/28/22	190,000	198,075
T-Mobile USA Inc 6.500% 1/15/26	65,000	65,616
US Cellular Corp 6.700% 12/15/33	50,000	44,875
Wind Acquisition Fin SA – 144A 7.375% 4/23/21	200,000	189,000
*Windstream Corp 7.750% 10/1/21	270,000	212,456
Windstream Corp 7.500% 4/1/23	15,000	11,286
Windstrem Services LLC 7.500% 6/1/22	40,000	30,700
Windstream Services LLC 6.375% 8/1/23	40,000	28,800
		3,422,240
Utilities (1.2%)
AES Corp 7.375% 7/1/21	50,000	51,000
AES Corp 4.875% 5/15/23	35,000	30,625
Dynegy Inc 7.375% 11/1/22	70,000	60,900
Dynegy Inc 7.625% 11/1/24	35,000	29,918
NRG Energy Inc 8.250% 9/1/20	35,000	33,952
NRG Energy Inc 7.875% 5/15/21	30,000	28,125
NRG Energy Inc 6.250% 7/15/22	40,000	34,080
SBA Telecommunications 5.750% 7/15/20	75,000	78,000
		346,600

TOTAL CORPORATE BONDS (COST: $32,288,582)		$28,676,955

TERM LOANS (0.6%)

Materials (0.6%)
# (1)Reichhold Holdings International (Senior Secured Note) 15.000% 3/31/17	47,404	47,404
# (1)Reichhold Holdings International (Senior Secured Note) 12.000% 3/31/17	88,883	88,883
# Reichhold LLC 12.000% 3/31/17	35,000	35,000
		171,287

TOTAL LOANS (COST: $169,486)		$171,287

PRIVATE EQUITY (0.3%)

Materials (0.3%)	Shares
# (4)Reichhold Cayman (COST: $120,561)	162	$88,938

SHORT-TERM SECURITIES (2.4%)	Shares
(2)Wells Fargo Advantage Cash Investment Money Market Fund 0.265% (COST: $728,824)	728,824	$728,824

TOTAL INVESTMENTS IN SECURITIES (COST: $33,307,453) (98.9%)		$29,666,004
OTHER ASSETS LESS LIABILITIES (1.1%)		341,364

NET ASSETS (100.0%)		$30,007,368

(1)	Interest or dividend is paid-in-kind, when applicable.

(2)	Variable rate security. The rates for these securities are as of December 31, 2015.

(3)	This security has no contractual maturity date, is not redeemable and contractually pays an indefinite stream of interest.

(4)	Non-income producing security.

(5)	Issue is in default.

#	Illiquid security. See note 2. Total market value of illiquid securities amount to $260,225 representing 0.9% of net assets as of December 31, 2015.

144A-

Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities are deemed to be liquid under procedures approved by the Fund's Board of Trustees and may normally be sold to qualified institutional buyers in transactions exempt from registration. Total market value of Rule 144A Securities amounts to $12,198,962, representing 40.7% of net assets as of December 31, 2015.

*	Indicates bonds are segregated by the custodian to cover when-issued or delayed-delivery purchases.

The accompanying notes are an integral part of these financial statements.

FINANCIAL STATEMENTS

Statements of Assets and Liabilities | December 31, 2015

	WB/MNA	Dividend	Growth	High
	Stock	Harvest	& Income	Income
	Fund	Fund	Fund	Fund
ASSETS
Investments in securities, at value (cost: $695,647,288, $41,846,929, $32,440,339, and $33,307,453, respectively)	$528,470,036	$43,842,802	$35,772,461	$29,666,004
Cash	0	0	2,900	3,695
Security sales receivable	7,701,609	0	0	0
Receivable for Fund shares sold	1,247,653	606,736	180,298	72,043
Accrued dividends receivable	381,833	123,356	58,567	106
Accrued interest receivable	3,724	81	89	543,796
Receivable from affiliate	7,134	402	0	0
Receivable from broker	125	0	0	0
Prepaid expenses	93,468	16,346	10,122	5,609
Total assets	$537,905,582	$44,589,723	$36,024,437	$30,291,253

LIABILITIES
Payable for securities purchased	$3,507,914	$0	$0	$0
Payable for Fund shares redeemed	5,250,385	393,698	122,517	211,268
Dividends payable	0	41,667	0	33,916
Payable to affiliates	783,758	29,284	35,086	30,182
Accrued expenses	146,531	8,368	10,089	8,519
Total liabilities	$9,688,588	$473,017	$167,692	$283,885

NET ASSETS	$528,216,994	$44,116,706	$35,856,745	$30,007,368

NET ASSETS ARE REPRESENTED BY:
Capital stock outstanding, $.001 par value, unlimited shares authorized	$767,335,442	$42,611,116	$32,738,125	$79,610,836
Accumulated undistributed net realized gain (loss) on investments	(71,941,196)	(490,283)	(214,896)	(45,962,019)
Accumulated undistributed net investment income (loss)	0	0	1,394	0
Unrealized appreciation (depreciation) on investments	(167,177,252)	1,995,873	3,332,122	(3,641,449)

NET ASSETS	$528,216,994	$44,116,706	$35,856,745	$30,007,368

Net Assets – Class A	$490,052,065	$43,425,021	$35,688,572	$24,337,777
Net Assets – Class C	$38,164,929	691,685	168,173	$5,669,591
Shares outstanding - Class A	113,788,664	3,549,758	791,761	3,460,654
Shares outstanding - Class C	8,884,301	56,703	3,736	804,423
Net asset value per share – Class A1	$4.31	$12.23	$45.07	$7.03
Net asset value per share – Class C1	$4.30	$12.20	$45.01	$7.05
Public offering price per share — Class A (sales charge of 5.00%, 5.00%, 5.00%, and 4.25%, respectively)	$4.54	$12.87	$47.44	$7.34

[1]	Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

The accompanying notes are an integral part of these financial statements.

FINANCIAL STATEMENTS

Statements of Operations | For the year ended December 31, 2015

	WB/MNA	Dividend	Growth	High
	Stock	Harvest	& Income	Income
	Fund	Fund	Fund	Fund
INVESTMENT INCOME
Interest	$29,550	$354	$585	$2,222,878
Dividends (net of foreign withholding taxes of $97,761, $412, $0, and $0, respectively)	14,496,882	1,399,024	725,380	645
Total investment income	$14,526,432	$1,399,378	$725,965	$2,223,523

EXPENSES
Investment advisory fees	$3,722,852	$260,347	$360,110	$297,620
Distribution (12b-1) fees – Class A	3,503,886	86,657	90,016	68,301
Distribution (12b-1) fees – Class C	435,932	895	142	77,219
Transfer agent fees	1,169,155	64,933	67,271	55,019
Administrative service fees	1,017,091	77,498	79,315	85,020
Professional fees	126,046	8,156	9,068	8,115
Reports to shareholders	153,788	4,283	6,902	2,962
License, fees, and registrations	164,556	19,996	18,715	16,185
Audit fees	38,712	2,810	2,405	2,173
Trustees' fees	48,479	2,221	2,333	2,277
Transfer agent out-of-pockets	383,038	10,384	15,298	7,101
Custodian fees	80,302	7,088	6,832	12,219
Legal fees	75,190	3,860	3,823	3,630
Insurance expense	15,989	474	629	634
Total expenses	$10,935,016	$549,602	$662,859	$638,475
Less expenses waived or reimbursed	0	(253,002)	(212,497)	(177,575)
Total net expenses	$10,935,016	$296,600	$450,362	$460,900

NET INVESTMENT INCOME (LOSS)	$3,591,416	$1,102,778	$275,603	$1,762,623

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net realized gain (loss) from investment transactions	$(58,462,647)	$163,368	$639,055	$58,153
Net change in unrealized appreciation (depreciation) of investments	(140,594,951)	(799,584)	(1,667,442)	(3,254,300)
Net realized and unrealized gain (loss) on investments	$(199,057,598)	$(636,216)	$(1,028,387)	$(3,196,147)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$(195,466,182)	$466,562	$(752,784)	$(1,433,524)

The accompanying notes are an integral part of these financial statements.

FINANCIAL STATEMENTS

Statements of Changes in Net Assets | For the year ended December 31, 2015

	WB/MNA	Dividend	Growth	High
	Stock	Harvest	& Income	Income
	Fund	Fund	Fund	Fund
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Net investment income (loss)	$3,591,416	$1,102,778	$275,603	$1,762,623
Net realized gain (loss) from investment transactions	(58,462,647)	163,368	639,055	58,153
Net change in unrealized appreciation (depreciation) of investments	(140,594,951)	(799,584)	(1,667,442)	(3,254,300)
Net increase (decrease) in net assets resulting from operations	$(195,466,182)	$466,562	$(752,784)	$(1,433,524)

DISTRIBUTIONS TO SHAREHOLDERS FROM
Net investment income - Class A	$(3,555,634)	$(1,097,016)	$(274,755)	$(1,420,267)
Net investment income - Class C	(112,776)	(5,762)	(771)	(342,356)
Net realized gain on investments – Class A	0	(597,578)	(490,684)	0
Net realized gain on investments – Class C	0	(9,182)	(1,807)	0
Total distributions	$(3,668,410)	$(1,709,538)	$(768,017)	$(1,762,623)

CAPITAL SHARE TRANSACTIONS
Proceeds from sale of shares – Class A	$146,502,195	$20,579,265	$5,956,782	$3,989,935
Proceeds from sale of shares – Class C1	29,744,926	705,583	181,607	335,840
Proceeds from reinvested dividends – Class A	3,288,216	1,513,609	735,485	1,075,796
Proceeds from reinvested dividends – Class C1	106,539	14,725	2,578	232,224
Cost of shares redeemed – Class A	(231,787,338)	(7,084,424)	(5,676,193)	(6,379,603)
Cost of shares redeemed – Class C1	(8,819,045)	(14,050)	(9,935)	(3,614,397)
Net increase (decrease) in net assets resulting from capital share transactions	$(60,964,507)	$15,714,708	$1,190,324	$(4,360,205)

TOTAL INCREASE (DECREASE) IN NET ASSETS	$(260,099,099)	$14,471,732	$(330,477)	$(7,556,352)
NET ASSETS, BEGINNING OF PERIOD	788,316,093	29,644,974	36,187,222	37,563,720
NET ASSETS, END OF PERIOD	$528,216,994	$44,116,706	$35,856,745	$30,007,368

Accumulated undistributed net investment income	$0	$0	$1,394	$0

[1]	Dividend Harvest Fund and Growth & Income Fund began offering Class C shares on August 3, 2015.

The accompanying notes are an integral part of these financial statements.

FINANCIAL STATEMENTS

Statements of Changes in Net Assets | For the year ended December 31, 2014

	WB/MNA	Dividend	Growth	High
	Stock	Harvest	& Income	Income
	Fund	Fund	Fund	Fund
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Net investment income (loss)	$(244,996)	$684,429	$221,222	$1,812,107
Net realized gain (loss) from investment transactions	12,585,563	916,778	2,515,616	545,775
Net change in unrealized appreciation (depreciation) of investments	(137,776,285)	882,496	(720,771)	(1,738,929)
Net increase (decrease) in net assets resulting from operations	$(125,435,718)	$2,483,703	$2,016,067	$618,953

DISTRIBUTIONS TO SHAREHOLDERS FROM
Net investment income - Class A	$0	$(684,429)	$(220,000)	$(1,467,792)
Net investment income - Class C1	0	-	-	(344,581)
Net realized gain on investments – Class A	(32,929,711)	(960,730)	(3,296,317)	0
Net realized gain on investments – Class C1	(1,333,329)	-	-	0
Total distributions	$(34,263,040)	$(1,645,159)	$(3,516,317)	$(1,812,373)

CAPITAL SHARE TRANSACTIONS
Proceeds from sale of shares – Class A	$353,374,635	$11,364,554	$5,971,713	$4,454,587
Proceeds from sale of shares – Class C1	41,933,232	-	-	2,902,046
Proceeds from reinvested dividends – Class A	30,753,799	1,471,663	3,317,068	1,091,306
Proceeds from reinvested dividends – Class C1	1,300,790	-	-	211,086
Cost of shares redeemed – Class A	(177,434,168)	(3,610,602)	(5,404,301)	(4,443,894)
Cost of shares redeemed – Class C1	(3,785,495)	-	-	(1,390,988)
Net increase (decrease) in net assets resulting from capital share transactions	$246,142,793	$9,225,615	$3,884,480	$2,824,143

TOTAL INCREASE (DECREASE) IN NET ASSETS	$86,444,035	$10,064,159	$2,384,230	$1,630,723
NET ASSETS, BEGINNING OF PERIOD	701,872,058	19,580,815	33,802,992	35,932,997
NET ASSETS, END OF PERIOD	$788,316,093	$29,644,974	$36,187,222	$37,563,720

Accumulated undistributed net investment income	$0	$0	$1,320	$0

[1]	WB/MNA Stock Fund began offering Class C shares on May 1, 2014.

The accompanying notes are an integral part of these financial statements.

NOTES TO FINANCIAL STATEMENTS

NOTE 1: Organization

The Integrity Funds (the "Trust") was organized as a Delaware statutory trust on October 31, 1997 and commenced operations on October 31, 1997. The Trust is registered under the Investment Company Act of 1940 as an open-end management investment company, consisting of four series (the "Funds").

Williston Basin/Mid-North America Stock Fund (the "WB/MNA Stock Fund"), a diversified fund, seeks to provide long-term growth through capital appreciation. Integrity Dividend Harvest Fund (the "Dividend Harvest Fund", a non-diversified fund, seeks high current income with long term appreciation as a secondary objective. Integrity Growth & Income Fund (the "Growth & Income Fund"), a diversified fund, seeks to provide long-term growth of capital with dividend income as a secondary objective. Integrity High Income Fund (the "High Income Fund"), a non-diversified fund, seeks a high level of current income with capital appreciation as a secondary objective.

Each Fund in the Trust currently offers both Class A and Class C shares. WB/MNA Stock Fund, Dividend Harvest Fund, Growth & Income Fund, and High Income Fund Class A shares are sold with an initial sales charge of 5.00%, 5.00%, 5.00% and 4.25%, respectively, and a distribution fee of up to 0.25% on an annual basis. Class C shares are sold without a sales charge and are subject to a distribution fee of up to 1.00% on an annual basis. The two classes of shares represent interest in each Fund's same portfolio of investments, have the same rights, and are generally identical in all respects except that each class bears its separate distribution and certain other class expenses and has exclusive voting rights with respect to any matter on which a separate vote of any class is required.

Each Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standard Codification Topic 946 Financial Services – Investment Companies.

NOTE 2: Summary of Significant Accounting Policies

Investment security valuation—Securities for which market quotations are available are valued as follows: (a) Listed securities are valued at the closing price obtained from the respective primary exchange on which the security is listed or, if there were no sales on that day, at its last reported current bid price; (b) Unlisted securities are valued at the last current bid price obtained from the National Association of Securities Dealers' Automated Quotation System. The Funds' administrative services agent, Integrity Fund Services, LLC ("Integrity Fund Services" or "IFS"), obtains all of these prices from services that collect and disseminate such market prices. Prices provided by an independent pricing service may be determined without exclusive reliance on quoted prices and may take into account appropriate factors such as: institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data. In the absence of an ascertainable market value, assets are valued at their fair value as determined by IFS using methods and procedures reviewed and approved by the Board of Trustees. Refer to Note 3 for further disclosures related to the inputs used to value the Funds' investments. Shares of a registered investment company, including money market funds, that are not traded on an exchange are valued at the investment company's net asset value per share.

When-issued securities—The Funds may purchase securities on a when-issued basis. Payment and delivery may take place after the customary settlement period for that security. The price of the underlying securities and the date when the securities will be delivered and paid for are fixed at the time the transaction is negotiated. The values of the securities purchased on a when-issued basis are identified as such in each Fund's Schedule of Investments. With respect to purchase commitments, the Fund identifies securities as segregated in its custodial records with a value at least equal to the amount of the commitment. Losses may arise due to changes in the value of the underlying securities, if the counterparty does not perform under the contract's terms, or if the issuer does not issue the securities due to political, economic, or other factors.

Contingent deferred sales charge—Investments in Class A shares of $1 million or more may be subject to a 1.00% contingent deferred sales charge ("CDSC") if redeemed within 24 months of purchase (excluding shares purchased with reinvested dividends and/or distributions). Investments in Class C shares (in any amount) may be subject to a 1.00% CDSC if redeemed within 12 months of purchase.

Federal and state income taxes—Each Fund is a separate taxpayer for federal income tax purposes. Each Fund's policy is to comply with the requirements of the Internal Revenue Code that are applicable to regulated investment companies and to distribute substantially all of its net investment income and any net realized gain on investments to its shareholders; therefore, no provision for income taxes is required.

As of and during the year ended December 31, 2015, the Funds did not have a liability for any unrecognized tax benefits. The Funds recognize interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the statement of operations. During the year, the Funds did not incur any interest or penalties.

For all open tax years and all major taxing jurisdictions, management of the Funds has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. Open tax years are those that are open for examination by taxing authorities. Furthermore, management of the Funds is also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Premiums and discounts—Premiums and discounts on debt securities are accreted and amortized over the lives of the respective securities for financial statement purposes.

Security transactions, investment income, expenses and distributions—Income and expenses are recorded on the accrual basis. Investment transactions are accounted for on the trade date. Realized gains and losses are reported on the first in, first out basis unless specifically identified. Interest income and estimated expenses are accrued daily. Dividend income is recognized on the ex-dividend date. Withholding taxes on foreign dividends have been provided for in accordance with the Funds' understanding of the applicable countries' tax rules and regulations. The WB/MNA Stock Fund, Dividend Harvest Fund, and Growth & Income Fund will declare and pay dividends from net investment income and any net realized capital gains at least annually. The High Income Fund declares dividends from net investment income daily and pays such dividends monthly. Dividends are reinvested in additional shares of the Funds at net asset value or paid in cash. Capital gains, when available, are distributed at least annually. Distributions to shareholders are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with federal income tax regulations and may differ from net investment income and realized gains determined in accordance with accounting principles generally accepted in the United States of America. These differences are primarily due to differing treatments for capital loss carryforwards and losses due to wash sales. In addition, other amounts have been reclassified within the composition of net assets to more appropriately conform financial accounting to tax basis treatment.

Permanent book and tax basis differences relating to shareholder distributions will result in reclassifications to paid-in capital. Temporary book and tax basis differences will reverse in a subsequent period.

Use of estimates—The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America ("GAAP") requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Common expenses—Common expenses of the Trust are allocated among the Funds within the Trust based on relative net assets of each Fund or the nature of the services performed and the relative applicability to each Fund.

Multiple class allocations—The High Income Fund simultaneously uses the settled shares method to allocate income and fund-wide expenses and uses the relative net assets method to allocate gains and losses. WB/MNA Stock Fund, Dividend Harvest Fund, and Growth & Income Fund use the relative net assets method to allocate income, fund-wide expenses, gains and losses. Class-specific expenses, distribution fees, and any other items that are specifically attributable to a particular class are charged directly to such class.

Illiquid securities—A security may be considered to be illiquid if it has a limited trading market. Securities are generally considered to be liquid if they can be sold or disposed of in the ordinary course of business within seven days at approximately the price at which the security is valued by the Funds. These securities are valued at fair value as described above. Each Fund intends to hold no more than 15% of its net assets in illiquid securities.

NOTE 3: Fair Value Measurements

Various inputs are used in determining the value of the Funds' investments. These inputs are summarized in three broad levels: Level 1 inputs are based on quoted prices in active markets for identical securities. Level 2 inputs are based on significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.). Level 3 inputs are based on significant unobservable inputs (including the Funds' own assumptions in determining the fair value of investments). The following is a summary of the inputs used to value the Funds' investments as of December 31, 2015:

WB/MNA Stock Fund	Level 1	Level 2	Level 3	Total
Short Term Securities	$21,717,526	$0	$0	$21,717,526
Common Stocks	506,752,510	0	0	506,752,510
Total	$528,470,036	$0	$0	$528,470,036

Dividend Harvest Fund	Level 1	Level 2	Level 3	Total
Short Term Securities	$197,152	$0	$0	$197,152
Common Stocks	43,645,650	0	0	43,645,650
Total	$43,842,802	$0	$0	$43,842,802

Growth & Income Fund	Level 1	Level 2	Level 3	Total
Short Term Securities	$1,718,984	$0	$0	$1,718,984
Common Stocks	34,053,477	0	0	34,053,477
Total	$35,772,461	$0	$0	$35,772,461

High Income Fund	Level 1	Level 2	Level 3	Total
Short Term Securities	$728,824	$0	$0	$728,824
Private Equity	0	0	88,938	88,938
Corporate Bonds	0	28,676,955	0	28,676,955
Term Loans	0	0	171,287	171,287
Total	$728,824	$28,676,955	$260,225	$29,666,004

Please refer to the Schedules of Investments for sector classification. There were no transfers into or out of Level 1 or Level 2 during the year ended December 31, 2015. The Funds consider transfers into or out of Level 1 and Level 2 as of the end of the reporting period. The Funds did not hold any derivative instruments at any time during the year ended December 31, 2015.

The changes of the fair value of investments during the year ended December 31, 2015, for which the High Income Fund used Level 3 inputs to determine the fair value are as follow:

					Change in unrealized
	Balance as			Accrued	appreciation/	Balance as
Asset Class	of 12/31/14	Purchases	Maturities	Discount	(depreciation)	of 12/31/15
Term Loans	$111,550	$170,933	($117,345)	$2,622	$3,527	$171,287
Private Equity	$0	$120,561	$0	$0	($31,623)	$88,938

	Valuation	Unobservable		Impact to Valuation
Asset Class	Technique	Inputs	Multiple	From Input Increases
Term Loans	Market Approach	EBITDA Multiple	7.1x	N/A*
Private Equity	Market Approach	EBITDA Multiple	7.1x	Increase

*	A decrease in the input would result in a decrease in the fair value.

NOTE 4: Investment Transactions

Purchases and sales of investment securities (excluding short-term securities) for the year ended December 31, 2015, were as follows:

	WB/MNA	Dividend	Growth &	High
	Stock Fund	Harvest Fund	Income Fund	Income Fund
Purchases	$441,456,984	$28,987,173	$19,275,561	$13,673,437
Sales	$437,621,546	$13,167,001	$17,310,866	$15,646,989

NOTE 5: Capital Share Transactions

Transactions in capital shares were as follows:

Year/Period Ended 12/31/15:	WB/MNA	Dividend	Growth &	High
Class A	Stock Fund	Harvest Fund	Income Fund	Income Fund
Shares sold	26,153,989	1,648,963	126,033	525,498
Shares issued from reinvestments	755,945	122,949	16,065	141,965
Shares redeemed	(43,647,886)	(567,461)	(119,754)	(847,345)
Net increase (decrease)	(16,737,952)	1,204,451	22,344	(179,882)
Class C*
Shares sold	5,296,345	56,645	3,896	44,060
Shares issued from reinvestments	24,579	1,191	56	30,536
Shares redeemed	(1,754,121)	(1,133)	(216)	(472,877)
Net increase (decrease)	3,566,803	56,703	3,736	(398,281)

*	Dividend Harvest Fund and Growth & Income Fund began offering Class C shares on August 3, 2015

Year/Period Ended 12/31/14:	WB/MNA	Dividend	Growth &	High
Class A	Stock Fund	Harvest Fund	Income Fund	Income Fund
Shares sold	48,835,258	892,530	116,673	561,169
Shares issued from reinvestments	5,221,358	114,853	69,511	136,110
Shares redeemed	(26,175,996)	(287,676)	(105,981)	(553,836)
Net increase (decrease)	27,880,620	719,707	80,203	143,443
Class C*
Shares sold	5,688,602			368,189
Shares issued from reinvestments	221,223			26,283
Shares redeemed	(592,327)			(173,285)
Net increase (decrease)	5,317,498			221,187

*	WB/MNA Stock Fund began offering Class C shares on May 1, 2014

NOTE 6: Income Tax Information

At December 31, 2015, the unrealized appreciation (depreciation) based on the cost of investments for federal income tax purposes was as follows:

	WB/MNA Stock Fund	Dividend Harvest Fund	Growth & Income Fund	High Income Fund
Investments at cost	$696,900,082	$41,849,850	$32,441,196	$33,310,665
Unrealized appreciation	12,783,050	3,838,357	5,193,217	225,166
Unrealized depreciation	(181,213,096)	(1,845,405)	(1,861,952)	(3,869,827)
Net unrealized appreciation (depreciation)*	($168,430,046)	$1,992,952	$3,331,265	($3,644,661)

*	Differences between financial reporting-basis and tax-basis unrealized appreciation/ (depreciation) are due to differing treatment of wash sales.

The tax character of distributions paid was as follows:

	WB/MNA	Dividend	Growth &	High
Year Ended 12/31/15:	Stock Fund	Harvest Fund	Income Fund	Income Fund
Ordinary Income	$3,668,410	$1,102,778	$275,529	$1,762,623
Capital Gain	0	606,760	492,488	0
Total	$3,668,410	$1,709,538	$768,017	$1,762,623

	WB/MNA	Dividend	Growth &	High
Year Ended 12/31/14:	Stock Fund	Harvest Fund	Income Fund	Income Fund
Ordinary Income	$4,272,097	$1,235,513	$1,620,743	$1,812,373
Capital Gain	29,990,943	409,646	1,895,574	0
Total	$34,263,040	$1,645,159	$3,516,317	$1,812,373

As of December 31, 2015, the components of accumulated earnings/(deficit) on a tax basis were as follows:

	WB/MNA Stock Fund	Dividend Harvest Fund	Growth & Income Fund	High Income Fund
Undistributed ordinary income	$0	$0	$1,394	$0
Accumulated capital and other losses	(44,449,980)	0	0	(45,824,738)
Post-October losses deferred	(26,238,422)	(487,362)	(214,039)	(134,069)
Unrealized appreciation/(depreciation)*	(168,430,046)	1,992,952	3,331,265	(3,644,661)
Total accumulated earnings/(deficit)	($239,118,448)	$1,505,590	$3,118,620	($49,603,468)

*	Differences between financial reporting-basis and tax-basis unrealized appreciation/(depreciation) are due to differing treatment of wash sales.

Net capital losses incurred after October 31 and within the tax year are deemed to arise on the first business day of the Funds' next taxable year.

Under the Regulated Investment Company Modernization Act of 2010 ("Act"), funds are permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010, for an unlimited period of time. The short-term and long-term character of such losses are retained rather than being treated as short-term as under previous law. Pre-enactment losses are eligible to be carried forward for a maximum period of eight years. Pursuant to the Act, post-enactment capital losses must be utilized before pre-enactment capital losses. As a result, pre-enactment capital loss carryforwards may be more likely to expire unused. The Funds' capital loss carryforward amounts as of December 31, 2015, are as follows:

	WB/MNA Stock Fund	High Income Fund
Expires in 2016	$0	$30,187,868
Expires in 2017	0	14,842,642
Expires in 2018	0	794,228
Non-expiring short-term losses	40,669,426	0
Non-expiring long-term losses	3,780,554	0
Total Capital Loss Carryforwards	$44,449,980	$45,824,738

For the year ended December 31, 2015, the High Income Fund utilized capital loss carryforwards of $192,370.

For the year ended December 31, 2015, Growth & Income Fund reclassified accumulated net realized gains of $3 to accumulated net investment income due to a distribution adjustment. WB/MNA Stock Fund reclassified accumulated net investment income of $76,994 to paid-in capital due to a distribution adjustment.

NOTE 7: Investment Advisory Fees and Other Transactions with Affiliates

Viking Fund Management ("VFM"), the Funds' investment adviser; Integrity Funds Distributor, LLC ("Integrity Funds Distributor" or "IFD"), the Funds' underwriter; and Integrity Fund Services, the Funds' transfer, accounting, and administrative services agent; are subsidiaries of Corridor Investors, LLC ("Corridor Investors" or "Corridor"), the Funds' sponsor. For Integrity High Income Fund, JPMIM is the sub-adviser. A Trustee of the Funds is also a Governor of Corridor.

VFM provides investment advisory and management services to the Funds. For the WB/MNA Stock Fund, Dividend Harvest Fund, Growth & Income Fund, and High Income Fund the Investment Advisory Agreement (the "Advisory Agreement") provides for fees to be computed at an annual rate of 0.50%, 0.75%, 1.00%, and 0.85%, respectively, of each Fund's average daily net assets. VFM has contractually agreed to waive its management fee and to reimburse expenses, other than extraordinary or non-recurring expenses, taxes, brokerage fees, commissions and acquired fund fees and expenses, for WB/MNA Stock Fund, Dividend Harvest Fund, Growth & Income Fund, and High Income Fund so that the net annual operating expenses do not exceed 1.45%, 0.95%, 1.25%, and 1.15%, respectively, for Class A and 1.95%, 1.70%, 2.00%, and 1.90%, respectively, for Class C. After expiration of the agreement on April 30, 2016 (April 30, 2017 for Dividend Harvest Fund C and Growth & Income Fund C), the expense limitations may be terminated or revised. WB/MNA Stock Fund's waiver agreement will be revised to 1.50% for Class A and 2.00% for Class C effective May 1, 2016. VFM and affiliated service providers may also voluntarily waive fees or reimburse expenses not required under the advisory or other contracts from time to time. Accordingly, after voluntary and contractual fee waivers and reimbursements, the Dividend Harvest Fund's Class A shares actual total expenses were 0.85% of average daily net assets for the year ended December 31, 2015. VFM and the affiliated service providers have agreed to voluntarily waive the affiliated service provider's fees before voluntarily or contractually waiving VFM's management fee. There are no recoupment provisions in place for waived/reimbursed fees. An expense limitation lowers expense ratios and increases returns to investors. Certain Officers of the Funds are also Officers and Governors of VFM.

	Year Ended 12/31/15		Payable 12/31/15
	Advisory Fees*	Advisory Fees Waived	Advisory Fees*
WB/MNA Stock Fund	$3,722,852	$0	$252,566
Dividend Harvest Fund	$181,180	$79,167	$13,216
Growth & Income Fund	$296,215	$63,895	$17,528
High Income Fund	$238,043	$59,577	$13,449

*	After waivers and reimbursements, if any.

IFD serves as the principal underwriter for the Funds and receives sales charges deducted from sales proceeds and CDSC from applicable redemptions. Also, the Funds have adopted a distribution plan for each class of shares as allowed by Rule 12b-1 of the 1940 Act. Distribution plans permit the Funds to reimburse its principal underwriter for costs related to selling shares of the Funds and for various other services. These costs, which consist primarily of commissions and service fees to broker-dealers who sell shares of the Funds, are paid by shareholders through expenses called "Distribution Plan expenses." WB/MNA Stock Fund Class A, WB/MNA Stock Fund Class C, Dividend Harvest Fund Class A, Dividend Harvest Fund Class C, Growth & Income Fund Class A, Growth & Income Fund Class C, High Income Fund Class A, and High Income Fund Class C currently pay an annual distribution fee and/or service fee of up to 0.50%, 1.00%, 0.25%, 1.00%, 0.25%, 1.00%, 0.25%, 1.00%, respectively, of the average daily net assets. Certain Officers of the Funds are also Officers and Governors of IFD.

	Year Ended 12/31/15			Payable 12/31/15
	Sales		Distribution	Sales		Distribution
	Charges	CDSC	Fees*	Charges	CDSC	Fees*
WB/MNA Stock Fund – A	$3,364,215	$48,316	$3,503,886	$19,294	$24	$234,401
WB/MNA Stock Fund – C	$0	$30,910	$435,932	$0	$1,815	$34,464
Dividend Harvest Fund - A	$342,385	$0	$20,936	$1,456	$0	$4,362
Dividend Harvest Fund - C	$0	$0	$786	$0	$0	$406
Growth & Income Fund – A	$58,746	$0	$49,745	$2,015	$0	$4,378
Growth & Income Fund – C	$0	$0	$128	$0	$0	$61
High Income Fund – A	$50,844	$0	$58,920	$1,066	$0	$3,209
High Income Fund – C	$0	$1,952	$74,931	$0	$0	$4,371

*

After waivers and reimbursements for WB/MNA Stock Fund, Dividend Harvest Fund, Growth & Income Fund, and High Income Fund of $0, $65,721, $40,271 and $9,381, respectively, for Class A shares and $0, $109, $14, and $2,288, respectively, for Class C shares.

IFS acts as the transfer agent for High Income Fund at a monthly variable fee equal to 0.14% on the first $0 to $200 million and at a lower rate in excess of $200 million of the Fund's average daily net assets on an annual basis plus reimbursement of out-of-pocket expenses and an additional fee of $500 per month for each additional share class. IFS acts as the transfer agent for WB/MNA Stock Fund, Dividend Harvest Fund, and Growth & Income Fund at a monthly variable fee equal to 0.18% on the first $0 to $200 million, 0.15% on the next $200 to $700 million and at a lower rate in excess of $700 million of the Funds' average daily net assets on an annual basis plus reimbursement of out-of-pocket expenses.

IFS also acts as the Funds' administrative services agent for a monthly fee equal to the sum of a fixed fee of $2,000 and a variable fee equal to 0.14% on the first $0 to $200 million, 0.13% on the next $200 to $700 million and at a lower rate in excess of $700 million of the Funds' average daily net assets on an annual basis plus reimbursement of out-of-pocket expenses and an additional fee of $1,000 per month for each additional share class. Certain Officers of the Funds are also Officers and Governors of IFS.

	For The Year Ended 12/31/15				Payable 12/31/15
	Transfer	Transfer	Admin.	Admin.	Transfer	Admin.
	Agency	Agency	Service	Service	Agency	Service
	Fees*	Fees Waived	Fees*	Fees Waived	Fees*	Fees*
WB/MNA Stock Fund	$1,552,193	$0	$1,017,091	$0	$169,315	$71,978
Dividend Harvest Fund	$26,077	$49,240	$18,733	$58,765	$5,890	$3,954
Growth & Income Fund	$32,482	$50,087	$21,085	$58,230	$6,879	$4,225
High Income Fund	$20,154	$41,966	$20,657	$64,363	$4,009	$4,078

*	After waivers and reimbursements, if any.

NOTE 8: Principal Risks

The High Income Fund may be invested in lower-rated debt securities that have a higher risk of default or loss of value since these securities may be sensitive to economic changes, political changes or adverse developments specific to the issuer.

The WB/MNA Stock Fund invests significantly in relatively few sectors, primarily the energy sector, and has more exposure to the price movement of this sector than funds that diversify their investments among many sectors.

NOTE 9: Subsequent Events

The Funds are required to recognize in the financial statements the effects of all subsequent events that provide additional evidence about conditions that existed at the date of the Statements of Assets and Liabilities. For non-recognized subsequent events that must be disclosed to keep the financial statements from being misleading, the Funds are required to disclose the nature of the event as well as an estimate of its financial effect, or a statement that such an estimate cannot be made. Management has evaluated the impact of all subsequent events on the Funds through the issuance date of these financial statements and has noted no such events requiring accounting or disclosure.

WILLISTON BASIN/MID-NORTH AMERICA STOCK FUND CLASS A

FINANCIAL HIGHLIGHTS

Selected per share data and ratios for the periods indicated

	Year	Year	Year	Year	Year
	Ended	Ended	Ended	Ended	Ended
	12/31/15	12/31/14	12/31/13	12/31/12	12/30/11
NET ASSET VALUE, BEGINNING OF PERIOD	$5.80	$6.84	$5.43	$5.42	$5.16

Income (loss) from investment operations:
Net investment income (loss)	$0.03	$0.00	$(0.01)	$(0.02)	$(0.03)
Net realized and unrealized gain (loss) on investments[3]	(1.49)	(0.78)	1.75	0.03	0.29
Total from investment operations	$(1.46)	$(0.78)	$1.74	$0.01	$0.26

Less Distributions:
Dividends from net investment income	$(0.03)	$0.00	$0.00	$0.00	$0.00
Distributions from net realized gains	0.00	(0.26)	(0.33)	0.00	0.00
Total distributions	$(0.03)	$(0.26)	$(0.33)	$0.00	$0.00

NET ASSET VALUE, END OF PERIOD	$4.31	$5.80	$6.84	$5.43	$5.42

Total Return (excludes any applicable sales charge)	(25.16%)	(11.43%)	32.00%	0.19%	5.04%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (in thousands)	$490,052	$757,507	$701,872	$497,206	$464,707
Ratio of expenses to average net assets after waivers[1,2]	1.44%	1.39%	1.41%	1.42%	1.42%
Ratio of expenses to average net assets before waivers[2]	1.44%	1.39%	1.41%	1.42%	1.43%
Ratio of net investment income (loss) to average net assets[1,2]	0.52%	(0.02%)	(0.26%)	(0.39%)	(0.76%)
Portfolio turnover rate	63.76%	67.68%	85.63%	77.33%	50.94%

[1]	This row reflects the impact, if any, of fee waivers or reimbursements by the Adviser and/or affiliated service providers.

[2]	Average net assets was calculated using a 360-day period.

[3]

Realized and unrealized gains and loss per share in this caption are balancing amounts necessary to reconcile the change in net asset value per share for the period, and may not reconcile with the aggregate gains and losses in the statement of operations due to share transactions for the period.

Total return represents the rate that an investor would have earned or lost on an investment in the Fund assuming reinvestment of all dividends and distributions.

The accompanying notes are an integral part of these financial statements.

WILLISTON BASIN/MID-NORTH AMERICA STOCK FUND CLASS C

FINANCIAL HIGHLIGHTS

Selected per share data and ratios for the periods indicated

	Year	Period From
	Ended	5/1/14^ to
	12/31/15	12/31/14
NET ASSET VALUE, BEGINNING OF PERIOD	$5.79	$7.45

Income (loss) from investment operations:
Net investment income (loss)	$0.01	$(0.01)
Net realized and unrealized gain (loss) on investments[3]	(1.49)	(1.39)
Total from investment operations	$(1.48)	$(1.40)

Less Distributions:
Dividends from net investment income	$(0.01)	$0.00
Distributions from net realized gains	0.00	(0.26)
Total distributions	$(0.01)	$(0.26)

NET ASSET VALUE, END OF PERIOD	$4.30	$5.79

Total Return (excludes any applicable sales charge)	(25.52%)	(18.82%)**

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (in thousands)	$38,164	$30,809
Ratio of expenses to average net assets after waivers[1,2]	1.94%	1.89%*
Ratio of expenses to average net assets before waivers[2]	1.94%	1.89%*
Ratio of net investment income (loss) to average net assets[1,2]	0.03%	(0.52%)*
Portfolio turnover rate	63.76%	67.68%**

*	Annualized.

**	Not Annualized.

[1]	This row reflects the impact, if any, of fee waivers or reimbursements by the Adviser and/or affiliated service providers.

[2]	Average net assets was calculated using a 360-day period.

[3]

Realized and unrealized gains and loss per share in this caption are balancing amounts necessary to reconcile the change in net asset value per share for the period, and may not reconcile with the aggregate gains and losses in the statement of operations due to share transactions for the period.

^	Commencement of operations

Total return represents the rate that an investor would have earned or lost on an investment in the Fund assuming reinvestment of all dividends and distributions.

The accompanying notes are an integral part of these financial statements.\

INTEGRITY DIVIDEND HARVEST FUND CLASS A

FINANCIAL HIGHLIGHTS

Selected per share data and ratios for the periods indicated

				Period
	Year	Year	Year	From
	Ended	Ended	Ended	5/1/12^ to
	12/31/15	12/31/14	12/31/13	12/31/12
NET ASSET VALUE, BEGINNING OF PERIOD	$12.64	$12.05	$10.03	$10.00

Income (loss) from investment operations:
Net investment income (loss)	$0.37	$0.36	$0.34	$0.22
Net realized and unrealized gain (loss) on investments[3]	(0.24)	1.01	2.03	0.06
Total from investment operations	$0.13	$1.37	$2.37	$0.28

Less Distributions:
Dividends from net investment income	$(0.37)	$(0.36)	$(0.34)	$(0.22)
Distributions from net realized gains	(0.17)	(0.42)	(0.01)	(0.03)
Total distributions	$(0.54)	$(0.78)	$(0.35)	$(0.25)

NET ASSET VALUE, END OF PERIOD	$12.23	$12.64	$12.05	$10.03

Total Return (excludes any applicable sales charge)	1.12%	11.42%	23.88%	2.86%**

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (in thousands)	$43,425	$29,645	$19,581	$6,589
Ratio of expenses to average net assets after waivers[1,2]+	0.85%	0.60%	0.45%	0.24%*
Ratio of expenses to average net assets before waivers[2]	1.58%	1.59%	1.76%	2.70%*
Ratio of net investment income to average net assets[1,2]+	3.18%	2.98%	3.29%	4.19%*
Portfolio turnover rate	38.38%	32.99%	26.44%	44.50%**

*	Annualized.

**	Not Annualized.

[1]	This row reflects the impact, if any, of fee waivers or reimbursements by the Adviser and/or affiliated service providers.

[2]	Average net assets was calculated using a 360-day period.

[3]

Realized and unrealized gains and loss per share in this caption are balancing amounts necessary to reconcile the change in net asset value per share for the period, and may not reconcile with the aggregate gains and losses in the statement of operations due to share transactions for the period.

+	For the years ended December 31, 2013, December 31, 2014, and December 31, 2015, the voluntary waiver amounted to 0.71%, 0.35%, 0.10%, respectively.

^	Commencement of operations

Total return represents the rate that an investor would have earned or lost on an investment in the Fund assuming reinvestment of all dividends and distributions.

The accompanying notes are an integral part of these financial statements.

INTEGRITY DIVIDEND HARVEST FUND CLASS C

FINANCIAL HIGHLIGHTS

Selected per share data and ratios for the periods indicated

Period
From
8/3/15^ to
12/31/15
NET ASSET VALUE, BEGINNING OF PERIOD	$12.54

Income (loss) from investment operations:
Net investment income (loss)	$0.18
Net realized and unrealized gain (loss) on investments[3]	(0.17)
Total from investment operations	$0.01

Less Distributions:
Dividends from net investment income	$(0.18)
Distributions from net realized gains	(0.17)
Total distributions	$(0.35)

NET ASSET VALUE, END OF PERIOD	$12.20

Total Return (excludes any applicable sales charge)	0.14%**

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (in thousands)	$692
Ratio of expenses to average net assets after waivers[1,2]	1.70%*
Ratio of expenses to average net assets before waivers[2]	2.39%*
Ratio of net investment income to average net assets[1,2]	2.48%*
Portfolio turnover rate	38.38%**

*	Annualized.

**	Not Annualized.

[1]	This row reflects the impact, if any, of fee waivers or reimbursements by the Adviser and/or affiliated service providers.

[2]	Average net assets was calculated using a 360-day period.

[3]

Realized and unrealized gains and loss per share in this caption are balancing amounts necessary to reconcile the change in net asset value per share for the period, and may not reconcile with the aggregate gains and losses in the statement of operations due to share transactions for the period.

^	Commencement of operations

Total return represents the rate that an investor would have earned or lost on an investment in the Fund assuming reinvestment of all dividends and distributions.

The accompanying notes are an integral part of these financial statements.

INTEGRITY GROWTH & INCOME FUND CLASS A

FINANCIAL HIGHLIGHTS

Selected per share data and ratios for the periods indicated

	Year	Year	Year	Year	Year
	Ended	Ended	Ended	Ended	Ended
	12/31/15	12/31/14	12/31/13	12/31/12	12/30/11
NET ASSET VALUE, BEGINNING OF PERIOD	$47.03	$49.05	$42.80	$37.67	$37.10

Income (loss) from investment operations:
Net investment income (loss)	$0.35	$0.32	$0.17	$0.01	$(0.15)
Net realized and unrealized gain (loss) on investments[3]	(1.33)	2.71	11.67	5.13	0.90
Total from investment operations	$(0.98)	$3.03	$11.84	$5.14	$0.75

Less Distributions:
Dividends from net investment income	$(0.35)	$(0.32)	$(0.18)	$(0.01)	$(0.18)
Distributions from net realized gains	(0.63)	(4.73)	(5.41)	0.00	0.00
Returns of capital	0.00	0.00	0.00	0.00	0.00
Total distributions	$(0.98)	$(5.05)	$(5.59)	$(0.01)	$(0.18)

NET ASSET VALUE, END OF PERIOD	$45.07	$47.03	$49.05	$42.80	$37.67

Total Return (excludes any applicable sales charge)	(2.10%)	6.01%	27.76%	13.65%	2.03%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (in thousands)	$35,689	$36,187	$33,803	$27,586	$26,857
Ratio of expenses to average net assets after waivers[1,2]	1.25%	1.25%	1.36%	1.60%	1.60%
Ratio of expenses to average net assets before waivers[2]	1.84%	1.80%	1.82%	1.83%	1.88%
Ratio of net investment income (loss) to average net assets[1,2]	0.77%	0.64%	0.37%	0.03%	(0.37%)
Portfolio turnover rate	49.88%	73.25%	116.11%	85.81%	41.82%

[1]	This row reflects the impact, if any, of fee waivers or reimbursements by the Adviser and/or affiliated service providers.

[2]	Average net assets was calculated using a 360-day period.

[3]

Realized and unrealized gains and loss per share in this caption are balancing amounts necessary to reconcile the change in net asset value per share for the period, and may not reconcile with the aggregate gains and losses in the statement of operations due to share transactions for the period.

Total return represents the rate that an investor would have earned or lost on an investment in the Fund assuming reinvestment of all dividends and distributions.

The accompanying notes are an integral part of these financial statements.

INTEGRITY GROWTH & INCOME FUND CLASS C

FINANCIAL HIGHLIGHTS

Selected per share data and ratios for the periods indicated

Period
From
8/3/15^ to
12/31/15
NET ASSET VALUE, BEGINNING OF PERIOD	$49.50

Income (loss) from investment operations:
Net investment income (loss)	$0.27
Net realized and unrealized gain (loss) on investments[3]	(3.86)
Total from investment operations	$(3.59)

Less Distributions:
Dividends from net investment income	$(0.27)
Distributions from net realized gains	(0.63)
Returns of capital	0.00
Total distributions	$(0.90)

NET ASSET VALUE, END OF PERIOD	$45.01

Total Return (excludes any applicable sales charge)	(7.25%)**

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (in thousands)	$168
Ratio of expenses to average net assets after waivers[1,2]	2.00%*
Ratio of expenses to average net assets before waivers[2]	2.66%*
Ratio of net investment income (loss) to average net assets[1,2]	(0.01%)*
Portfolio turnover rate	49.88%**

*	Annualized.

**	Not Annualized.

[1]	This row reflects the impact, if any, of fee waivers or reimbursements by the Adviser and/or affiliated service providers.

[2]	Average net assets was calculated using a 360-day period.

[3]

Realized and unrealized gains and loss per share in this caption are balancing amounts necessary to reconcile the change in net asset value per share for the period, and may not reconcile with the aggregate gains and losses in the statement of operations due to share transactions for the period.

^	Commencement of operations

Total return represents the rate that an investor would have earned or lost on an investment in the Fund assuming reinvestment of all dividends and distributions.

The accompanying notes are an integral part of these financial statements.

INTEGRITY HIGH INCOME FUND CLASS A

FINANCIAL HIGHLIGHTS

Selected per share data and ratios for the periods indicated

	Year	Year	Year	Year	Year
	Ended	Ended	Ended	Ended	Ended
	12/31/15	12/31/14	12/31/13	12/31/12	12/30/11
NET ASSET VALUE, BEGINNING OF PERIOD	$7.75	$8.02	$7.98	$7.44	$7.61

Income (loss) from investment operations:
Net investment income (loss)	$0.40	$0.42	$0.45	$0.49	$0.50
Net realized and unrealized gain (loss) on investments[3]	(0.72)	(0.27)	0.04	0.54	(0.17)
Total from investment operations	$(0.32)	$0.15	$0.49	$1.03	$0.33

Less Distributions:
Dividends from net investment income	$(0.40)	$(0.42)	$(0.45)	$(0.49)	$(0.50)
Distributions from net realized gains	0.00	0.00	0.00	0.00	0.00
Returns of capital	0.00	0.00	0.00	0.00	0.00
Total distributions	$(0.40)	$(0.42)	$(0.45)	$(0.49)	$(0.50)

NET ASSET VALUE, END OF PERIOD	$7.03	$7.75	$8.02	$7.98	$7.44

Total Return (excludes any applicable sales charge)	(4.43%)	1.84%	6.32%	14.22%	4.36%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (in thousands)	$24,338	$28,221	$28,045	$29,286	$19,473
Ratio of expenses to average net assets after waivers[1,2]	1.15%	1.15%	1.15%	1.28%	1.60%
Ratio of expenses to average net assets before waivers[2]	1.66%	1.63%	1.65%	1.66%	1.74%
Ratio of net investment income to average net assets[1,2]	5.20%	5.25%	5.64%	6.32%	6.54%
Portfolio turnover rate	40.85%	34.86%	36.30%	39.98%	38.35%

[1]	This row reflects the impact, if any, of fee waivers or reimbursements by the Adviser and/or affiliated service providers.

[2]	Average net assets was calculated using a 360-day period.

[3]

Realized and unrealized gains and loss per share in this caption are balancing amounts necessary to reconcile the change in net asset value per share for the period, and may not reconcile with the aggregate gains and losses in the statement of operations due to share transactions for the period.

Total return represents the rate that an investor would have earned or lost on an investment in the Fund assuming reinvestment of all dividends and distributions.

The accompanying notes are an integral part of these financial statements.

INTEGRITY HIGH INCOME FUND CLASS C

FINANCIAL HIGHLIGHTS

Selected per share data and ratios for the periods indicated

	Year	Year	Year	Year	Year
	Ended	Ended	Ended	Ended	Ended
	12/31/15	12/31/14	12/31/13	12/31/12	12/30/11
NET ASSET VALUE, BEGINNING OF PERIOD	$7.77	$8.04	$8.00	$7.46	$7.62

Income (loss) from investment operations:
Net investment income (loss)	$0.34	$0.36	$0.39	$0.43	$0.44
Net realized and unrealized gain (loss) on investments[3]	(0.72)	(0.27)	0.04	0.54	(0.16)
Total from investment operations	$(0.38)	$0.09	$0.43	$0.97	$0.28

Less Distributions:
Dividends from net investment income	$(0.34)	$(0.36)	$(0.39)	$(0.43)	$(0.44)
Distributions from net realized gains	0.00	0.00	0.00	0.00	0.00
Returns of capital	0.00	0.00	0.00	0.00	0.00
Total distributions	$(0.34)	$(0.36)	$(0.39)	$(0.43)	$(0.44)

NET ASSET VALUE, END OF PERIOD	$7.05	$7.77	$8.04	$8.00	$7.46

Total Return (excludes any applicable sales charge)	(5.12%)	1.08%	5.53%	13.35%	3.73%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (in thousands)	$5,670	$9,343	$7,888	$8,643	$9,499
Ratio of expenses to average net assets after waivers[1,2]	1.90%	1.90%	1.90%	2.06%	2.35%
Ratio of expenses to average net assets before waivers[2]	2.40%	2.38%	2.40%	2.41%	2.49%
Ratio of net investment income to average net assets[1,2]	4.43%	4.51%	4.89%	5.57%	5.78%
Portfolio turnover rate	40.85%	34.86%	36.30%	39.98%	38.35%

[1]	This row reflects the impact, if any, of fee waivers or reimbursements by the Adviser and/or affiliated service providers.

[2]	Average net assets was calculated using a 360-day period.

[3]

Realized and unrealized gains and loss per share in this caption are balancing amounts necessary to reconcile the change in net asset value per share for the period, and may not reconcile with the aggregate gains and losses in the statement of operations due to share transactions for the period.

Total return represents the rate that an investor would have earned or lost on an investment in the Fund assuming reinvestment of all dividends and distributions.

The accompanying notes are an integral part of these financial statements.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and Board of Trustees

Integrity Funds

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of The Integrity Funds, comprising Williston Basin/Mid-North America Stock Fund, Integrity Dividend Harvest Fund, Integrity Growth & Income Fund, and Integrity High Income Fund (the "Funds") as of December 31, 2015, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated in the period then ended. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2015, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the Funds constituting The Integrity Funds as of December 31, 2015, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

/s/ Cohen Fund Audit Services

COHEN FUND AUDIT SERVICES, LTD.

Cleveland, Ohio

February 29, 2016

EXPENSE EXAMPLE (unaudited)

As a shareholder of the Funds, you incur two types of costs: (1) transaction costs, including sales charges (loads), redemption fees and exchange fees; and (2) ongoing costs, including management fees, distribution (12b-1) fees and other Funds expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the one-half year period shown below and held for the entire one-half year period.

The section in the table under the heading "Actual" provides information about actual account values and actual expenses. You may use the information in these columns together with the amount you invested to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an account value of $8,600 divided by $1,000 equals 8.6), then multiply the result by the number in the appropriate column for your share class in the column entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

The section in the table under the heading "Hypothetical (5% return before expenses)" provides information about hypothetical account values and hypothetical expenses based on the Funds' actual expense ratios and an assumed rate of return of 5% per year before expenses, which is not the Funds' actual returns. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the section in the table under the heading "Hypothetical (5% return before expenses)" is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning	Ending	Expenses
	Account	Account	Paid	Annualized
	Value	Value	During	Expense
	6/30/15	12/31/15	Period*	Ratio
Williston Basin/Mid-North America Stock Fund
Actual – Class A	$1,000.00	$747.14	$6.33	1.45%
Actual – Class C	$1,000.00	$746.13	$8.51	1.95%
Hypothetical – Class A (5% return before expenses)	$1,000.00	$1,017.96	$7.31	1.45%
Hypothetical – Class C (5% return before expenses)	$1,000.00	$1,015.46	$9.82	1.95%
Integrity Dividend Harvest Fund
Actual – Class A	$1,000.00	$1,024.12	$4.73	0.94%
Actual – Class C	$1,000.00	$1,001.40	$6.95	1.70%
Hypothetical – Class A (5% return before expenses)	$1,000.00	$1,020.53	$4.72	0.94%
Hypothetical – Class C (5% return before expenses)	$1,000.00	$1,013.61	$6.99	1.70%
Integrity Growth & Income Fund
Actual – Class A	$1,000.00	$941.95	$6.07	1.25%
Actual – Class C	$1,000.00	$927.50	$7.87	2.00%
Hypothetical – Class A (5% return before expenses)	$1,000.00	$1,018.96	$6.31	1.25%
Hypothetical – Class C (5% return before expenses)	$1,000.00	$1,012.38	$8.22	2.00%
Integrity High Income Fund
Actual – Class A	$1,000.00	$936.52	$5.57	1.15%
Actual – Class C	$1,000.00	$933.26	$9.18	1.90%
Hypothetical – Class A (5% return before expenses)	$1,000.00	$1,019.46	$5.81	1.15%
Hypothetical – Class C (5% return before expenses)	$1,000.00	$1,015.71	$9.57	1.90%

*

Expenses are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied 180 days in the one-half year period, and divided by 360 days in the fiscal year (to reflect the one-half year period).

BOARD APPROVAL OF INVESTMENT ADVISORY AGREEMENT (unaudited)

Viking Fund Management, LLC ("Viking" or "Adviser"), the Fund's investment adviser; Integrity Funds Distributor, LLC ("IFD"), the Fund's underwriter; and Integrity Fund Services, LLC ("IFS"), the Fund's transfer, accounting, and administrative services agent; are subsidiaries of Corridor Investors, LLC ("Corridor"), the Fund's sponsor.

The approval and the continuation of a fund's investment advisory and sub-advisory agreements must be specifically approved at least annually (1) by the vote of the trustees or by a vote of the shareholders of the fund, and (2) by the vote of a majority of the trustees who are not parties to the investment advisory agreement or "Interested Persons" of any party ("Independent Trustees"), cast in person at a meeting called for the purpose of voting on such approval. In preparation for the meeting, the Board requests and reviews a wide variety of materials provided by the Fund's adviser. The Independent Trustees also received advice from their independent counsel on the issues to focus on during contract renewals. At a meeting held on October 30, 2015, the Board of Trustees, including a majority of the independent Trustees of the Fund, approved the Management and Investment Advisory Agreement ("Advisory Agreement"), between the Funds and Viking and the Sub-Advisory Agreement, between the Advisor and J.P. Morgan Investment Management Inc. ("JPMIM").

The Trustees, including a majority of Trustees who are neither party to the Advisory or Sub-Advisory Agreements nor "interested persons" of any such party (as such term is defined for regulatory purposes), unanimously renewed the Advisory and Sub-Advisory Agreements. In determining whether it was appropriate to renew the Advisory and Sub-Advisory Agreements, the Trustees requested information, provided by the Investment Adviser and each Sub-Adviser that it believed to be reasonably necessary to reach its conclusion. In connection with the renewal of the Advisory and Sub-Advisory Agreements, the Board reviewed factors set out in judicial decisions and Securities Exchange Commission ("SEC") directives relating to the renewal of advisory contracts, which include but are not limited to, the following:

(a)	the nature and quality of services to be provided by the adviser to the fund;

(b)	the various personnel furnishing such services and their duties and qualifications;

(c)	the relevant fund's investment performance as compared to standardized industry performance data;

(d)	the adviser's costs and profitability of furnishing the investment management services to the fund;

(e)	the extent to which the adviser realizes economies of scale as the fund grows larger and the sharing thereof with the fund;

(f)	an analysis of the rates charged by other investment advisers of similar funds;

(g)	the expense ratios of the applicable fund as compared to data for comparable funds; and

(h)

information with respect to all benefits to the adviser associated with the fund, including an analysis of so-called "fallout" benefits or indirect profits to the adviser from its relationship to the funds.

In evaluating the Adviser's services and its fees, the Trustees reviewed information concerning the performance of each Fund, the recent financial statements of the Adviser and its parent, and the proposed advisory fee and other fund expenses compared to the level of advisory fees and expenses paid by other similar funds. In reviewing the Advisory Agreement with the foregoing Funds, the Trustees considered, among other things, the fees, the Fund's past performance, the nature and quality of the services provided, the profitability of the Adviser and its parent (estimated costs and estimated profits from furnishing the proposed services to each Fund), and the expense waivers by the Adviser. The Trustees also considered any ancillary benefits to the Adviser and its affiliates for services provided to each Fund. In this regard, the Trustees noted that there were soft dollar arrangements involving the Adviser, but there were none involving the Sub-Advisor in the Funds that it manages. Also, the only benefits to affiliates were the fees earned for services provided. The Trustees did not identify any single factor discussed above as all-important or controlling. The Trustees also considered the Adviser's commitment to contractually or voluntarily limit Fund expenses, the skills and capabilities of the Adviser, and the representations from the Adviser that the Funds' portfolio managers will continue to manage the Funds' in substantially the same way as it had been managed.

The following paragraphs summarize the material information and factors considered by the Board, including the Independent Trustees, as well as their conclusions relative to such factors in considering the approval of the Advisory Agreement:

Nature, extent and quality of services: The Investment Adviser currently provides services to eleven funds with investment strategies ranging from non-diversified sector funds to broad-based equity funds. The experience and expertise of the Investment Adviser is attributable to the long-term focus on managing investment companies and has the potential to enhance the Funds' future performance. They have a strong culture of compliance and provide quality services. The overall nature and quality of the services provided by the Investment Adviser had historically been, and continues to be, adequate and appropriate.

Investment performance: Upon a review of the total return history and category rankings of each Fund, the Trustees deemed the performance of each Fund to be satisfactory. In addition, each of the Funds has been meeting its investment objective.

As of August 31, 2015, the risk for: (1) Integrity Growth & Income Fund was average overall. It had average risk for the 3-year, above average for the 5-year period, and below average risk for the 10-year period; (2) Williston Basin/Mid-North America Stock Fund was average for the 3-year period, above average for the 5-year time periods, and low for the 10-year period; (3) Integrity High Income Fund had below average risk for the 3-year period, average risk for the 5-year period, and high risk for the 10-year time period; (4) Integrity Dividend Harvest Fund had a low risk rating for the 3-year period.

As of August 31, 2015, the Fund return rating for: (1) Integrity Growth & Income Fund was low for the 3-year period, above average for the 5-year period, and average for the 10-year period; (2) Williston Basin/Mid-North America Stock Fund was above average for the 3-year period, and high for the 5 and 10-year periods. (3) Integrity High Income Fund was below average for the 3 and 5-year time periods. It was low for the 10-year time period. (4) Integrity Dividend Harvest Fund was low for the 3-year period.

As of August 31, 2015, the Fund performance for: (1) Integrity Growth & Income Fund for the 1, 3 and 5-year periods was below its index for its peer group, but at its index classification for the 10-year periods. It was below its median classification for the 1, 3, 5, and 10-year periods; (2) Williston Basin/Mid-North America Stock Fund was below its index for the 1-year period. It was above its index for the 3, 5, and 10--year periods for its peer group. It was above its median classification in the 1, 3, 5, and 10-year periods for its peer group; (3) Integrity High Income Fund was below its index for the 1 and 10-year periods. It was above its index for the 3 and 5-year periods. It was above its median classification for the 1, 3, and 5-year periods and below its median for the 10-year period; (4) Integrity Dividend Harvest Fund was below its index for the 1 and 3-year periods. It was above its median classification for the 1-year period and below its median for the 3-year period.

Profitability: In connection with its review of fees, the Board also considered the profitability of Viking for its advisory activities. In this regard, the Board reviewed information regarding the finances of Corridor and Viking. Based on the information provided, the Board concluded that the level of profitability was reasonable in light of the services provided.

Economies of scale: The Board discussed the benefits for the Funds as the Adviser could realize economies of scale as each of the Funds grow larger, but the size of the Funds has not reached an asset level to benefit from economies of scale. Discussion regarding Williston Basin/Mid-North America Stock Fund has occurred as it is the largest Fund. The advisory fees are structured appropriately based on the size of the Funds. The Adviser has indicated that a new advisory fee structure may be looked at if the Fund reaches an asset level where the Funds could benefit from economies of scale.

Analysis of the rates charged by other investment advisers of similar funds: A comparison of the management fees charged by the Adviser seemed reasonable to the Trustees when compared to similar funds in objective and size. The adviser is voluntarily waiving advisory fees to a certain degree due to the small size of certain Funds.

Expense ratios of the applicable fund as compared to data for comparable funds: (1) a comparison of the net operating expense for the Integrity High Income Fund to other funds of similar objective and size reflected that its net expense ratio of 1.15% for Class A shares and 1.90% for Class C shares was comparable to other funds of similar objective and size; (2) the net operating expense of 1.25% for Class A shares and 2.00% for Class C shares for the Integrity Growth & Income Fund is comparable to other funds of similar objective and size; (3) the net operating expense of 0.95% for Class A shares and 1.70% for Class C shares for the Integrity Dividend Harvest Fund is comparable to other funds of similar objective and size; (4) the net operating expense of 1.45% for Class A and 1.95% for Class A for the Williston Basin/Mid-North America Stock Fund is comparable to other funds of similar objective and size.

Information with respect to all benefits to the adviser associated with the fund, including an analysis of so-called "fallout" benefits or indirect profits to the adviser from its relationship to the funds: The Board noted that the Adviser does not realize material direct benefits from its relationship with the Fund. The Adviser participates in soft dollar arrangements from securities trading in Williston Basin Mid-North America Stock Fund.

In voting unanimously to renew the Advisory Agreement, the Trustees did not identify any single factor as being of paramount importance. The Trustees noted that their discussion in this regard was premised on numerous factors including the nature, quality and resources of Viking, the strategic plan involving the Funds, and the potential for increased distribution and growth of the Funds. They determined that, after considering all relevant factors, the adoption of the Advisory Agreements would be in the best interest of each of the Funds and its shareholders.

Sub-Advisory Agreement with JPMIM

In determining whether it was appropriate to renew the Sub-Advisory Agreement between the Investment Adviser and JPMIM with respect to the High Income Fund, the Trustees requested information from JPMIM that they believed to be reasonably necessary to reach their conclusion. The following paragraphs summarize the material information and factors considered by the Board, including the Independent Trustees, as well as their conclusions relative to such factors in considering the renewal of the Sub-Advisory Agreement:

Nature, extent and quality of services: In reviewing the Agreements, the Board considered the nature, quality and extent of services to be provided by JPMIM. In this regard, the Board considered the history and investment experience of JPMIM and reviewed the qualifications, background and responsibilities of its portfolio managers and certain other relevant personnel. The Board recognized that JPMIM has significant expertise in managing high yield corporate bond portfolios and its investment style. The Board also recognized the reputation and resources of JPMIM. In light of the information presented and the considerations made, the Board was satisfied that the nature, quality and extent of services provided to the Fund by JPMIM are satisfactory.

Analysis of the rates charged by other investment advisers of similar funds: The Board considered the sub-advisory fees paid to JPMIM fair and reasonable, in light of the investment sub-advisory services expected to be provided, the anticipated costs of these services and the comparability of the sub-advisory fees to fees paid by comparable mutual funds.

Information with respect to all benefits to the adviser associated with the fund, including an analysis of so-called "fallout" benefits or indirect profits to the adviser from its relationship to the funds: The Board noted, based on information presented by the Adviser, that the Sub-adviser does realize direct benefits from its relationship with the High Income Fund and does not participate in soft dollar arrangements from securities trading in the Fund.

In voting unanimously to renew the Sub-Advisory Agreement, the Trustees did not identify any single factor as being of paramount importance. The Trustees noted that their discussion in this regard was premised on numerous factors including the nature, quality and resources of JPMIM, the strategic plan involving Integrity High Income Fund, and the potential for increased distribution and growth of the Fund. Thus, the Trustees, including a majority of the Independent Trustees, determined that, after considering all relevant factors, the renewal of the Sub-Advisory Agreement would be in the best interest of the Integrity High Income Fund and its shareholders.

Potential Conflicts of Interest—Investment Adviser

Actual or apparent conflicts of interest may arise when a portfolio manager has day-to-day management responsibilities with respect to more than one fund or other account. More specifically, portfolio managers who manage multiple funds are presented with the following potential conflicts:

The management of multiple funds may result in a portfolio manager devoting unequal time and attention to the management of each fund. The management of multiple funds and accounts also may give rise to potential conflicts of interest if the funds and accounts have different objectives, benchmarks, time horizons, and fees as the portfolio manager must allocate his time and investment ideas across multiple funds and accounts.

•

Shannon D. Radke is a Governor, President, and Chief Executive Officer of Corridor. He owns membership interests of approximately 9.8% in Corridor. He initially received membership interests, without a cash investment, in exchange for contributions to Corridor (including experience in the mutual fund industry and personal guaranties of bank financing) and, in addition, in exchange for his interest in Viking. Mr. Radke also purchased a portion of his membership interests in Corridor. Certain other current employees of Corridor own, in the aggregate, approximately 29%-30% of the total membership interests in Corridor, with those employees individually owning an interest of 0.07% to 1.99%. They initially received their membership interests in exchange for their experience and role in the operations of Corridor; some have since purchased a portion of their membership interests.

•

With respect to securities transactions for the Funds, the Investment Adviser determines which broker to use to execute each order, consistent with the duty to seek best execution of the transaction. The portfolio manager may execute transactions for another fund or account that may adversely impact the value of securities held by the Funds. Securities selected for funds or accounts other than the Funds may outperform the securities selected for the Funds.

•

The appearance of a conflict of interest may arise where the Investment Adviser has an incentive, such as a performance-based management fee, which relates to the management of one fund but not all funds with respect to which a portfolio manager has day-to-day management responsibilities. The management of personal accounts may give rise to potential conflicts of interest; there is no assurance that the Funds' code of ethics will adequately address such conflicts. One of the portfolio manager's numerous responsibilities is to assist in the sale of Fund shares. The compensation of Shannon Radke, Monte Avery, Josh Larson, and Michael Morey (each of the "Portfolio Manager" of the Funds), is based on salary paid every other week. The Portfolio Managers are not compensated for client retention. In addition, Corridor sponsors a 401(K) plan for all its employees. This plan is funded by employee elective deferrals and a match up to 6% by Corridor of the employees gross pay.

•

Although the Portfolio Manager generally does not trade securities in his own personal account, each of the Funds has adopted a code of ethics that, among other things, permits personal trading by employees under conditions where it has been determined that such trades would not adversely impact client accounts. Nevertheless, the management of personal accounts may give rise to potential conflicts of interest, and there is no assurance that these codes of ethics will adequately address such conflicts.

The Investment Adviser and the Funds have adopted certain compliance procedures, which are designed to address these types of conflicts. However, there is no guarantee that such procedures will detect each and every situation in which a conflict arises.

Potential Conflicts of Interest—Investment Sub-Adviser for Integrity High Income Fund only

Actual or apparent conflicts of interest may arise when a portfolio manager has day-to-day management responsibilities with respect to more than one fund or other account. More specifically, portfolio managers who manage multiple funds are presented with the following potential conflicts:

•	Similar Investment Companies Sub-Advised by JPMIM

JPMIM acts as investment sub-adviser to the following investment companies, each of which has an investment objective similar to that of the Fund: Managers High Yield Fund, a series of Managers Trust II; and High Yield Bond Fund, a series of SEI Institutional Investments Trust (SIIT); and High Yield Bond Fund, a series of SEI Institutional Managed Investments Trust (SIMT). The SIIT and SIMT funds are multi-managed and are also sub-advised by Ares Management LLC, Benefit Street Partners, L.L.C., Brigade Capital Management, and Delaware Investments Fund Advisers.

•

With respect to securities transactions for the Fund, the sub-advisor determines which broker to use to execute each order, consistent with the duty to seek best execution of the transaction. The portfolio manager may execute transactions for another fund or account that may adversely impact the value of securities held by the Fund. Securities selected for funds or accounts other than the Fund may outperform the securities selected for the Fund.

•

The appearance of a conflict of interest may arise where the sub-adviser has an incentive, such as a performance-based management fee, which relates to the management of one fund but not all funds with respect to which a portfolio manager has day-to-day management responsibilities. The management of personal accounts may give rise to potential conflicts of interest; there is no assurance that the sub-advisers code of ethics will adequately address such conflicts. As compensation for sub-advisory services provided to the Fund under the Sub-Advisory Agreement, the Adviser is required to pay JPMIM a fee computed at an annual rate of 0.35% of the Fund's average daily net assets. Since the dollar amount of the fee will increase as assets increase, JPMIM is expected to receive increased fees as the assets of the Fund increase.

•

JPMIM and/or its affiliates perform investment services, including rendering investment advice, to varied clients. JPMIM and/or its affiliates and its or their directors, officers, agents, and/or employees may render similar or differing investment advisory services to clients and may give advice or exercise investment responsibility and take such other action with respect to any of its other clients that differs from the advice given or the timing or nature of action taken with respect to another client or group of clients. It is JPMIM's policy, to the extent practicable, to allocate, within its reasonable discretion, investment opportunities among clients over a period of time on a fair and equitable basis. One or more of JPMIM's other client accounts may at any time hold, acquire, increase, decrease, dispose, or otherwise deal with positions in investments in which another client account may have an interest from time-to-time.

•

JPMIM and/or its affiliates, and any of its or their directors, partners, officers, agents or employees, may also buy, sell, or trade securities for their own accounts or the proprietary accounts of JPMIM and/or its affiliates, within their discretion, may make different investment decisions and other actions with respect to their own proprietary accounts than those made for client accounts, including the timing or nature of such investment decisions or actions. Further, JPMIM is not required to purchase or sell for any client account securities that it, and/or its affiliates, and any of its or their employees, principals, or agents may purchase or sell for their own accounts or the proprietary accounts of JPMIM and/or its affiliates or its clients.

•

Potential conflicts of interest may arise with both the aggregation and allocation of securities transactions and allocation of limited investment opportunities because of market factors or investment restrictions imposed upon JPMIM and its affiliates by law, regulation, contract or internal policies. Allocations of aggregated trades, particularly trade orders that were only partially completed due to limited availability and allocation of investment opportunities generally, could raise a potential conflict of interest, as JPMIM or its affiliates may have an incentive to allocate securities that are expected to increase in value to favored accounts. Initial public offerings, in particular, are frequently of very limited availability. JPMIM and its affiliates may be perceived as causing accounts it manages to participate in an offering to increase JPMIM's or its affiliates' overall allocation of securities in that offering.

•

A potential conflict of interest also may be perceived to arise if transactions in one account closely follow related transactions in a different account, such as when a purchase increases the value of securities previously purchased by another account, or when a sale in one account lowers the sale price received in a sale by a second account. If JPMIM or its affiliates manage accounts that engage in short sales of securities of the type in which the Fund invests, JPMIM or its affiliates could be seen as harming the performance of the Fund for the benefit of the accounts engaging in short sales if the short sales cause the market value of the securities to fall.

•

As an internal policy matter, JPMIM or its affiliates may from time to time maintain certain overall investment limitations on the securities positions or positions in other financial instruments that JPMIM or its affiliates will take on behalf of its clients due to, among other things, liquidity concerns and regulatory restrictions. Such policies may preclude the Fund from purchasing particular securities or financial instruments, even if such securities or financial instruments would otherwise meet the Fund's objectives.

The goal of JPMIM and its affiliates is to meet their fiduciary obligation with respect to all clients. JPMIM and its affiliates have policies and procedures designed to manage the conflicts. JPMIM and its affiliates monitor a variety of areas, including compliance with fund guidelines, review of allocation decisions and compliance with JPMIM's Codes of Ethics and JP Morgan Chase & Co.'s Code of Conduct.

With respect to the allocation of investment opportunities, JPMIM and its affiliates also have certain policies designed to achieve fair and equitable allocation of investment opportunities among its clients over time. For example: Orders received in the same security and within a reasonable time period from a market event (e.g., a change in a security rating) are continuously aggregated on the appropriate trading desk so that new orders are aggregated with current outstanding orders, consistent with JPMorgan's duty of best execution for its clients. However, there are circumstances when it may be appropriate to execute the second order differently due to other constraints or investment objectives. Such exceptions often depend on the asset class. Examples of these exceptions, particularly in the fixed income area, are sales to meet redemption deadlines or orders related to less liquid assets.

If aggregated trades are fully executed, accounts participating in the trade will typically be allocated their pro rata share on an average price basis. Partially filled orders generally will be allocated among the participating accounts on a pro-rata average price basis, subject to certain limited exceptions. Use of average price for execution of aggregated trade orders is particularly true in the equity area. However, certain investment strategies, such as the use of derivatives, or asset classes, such as fixed income that use individual trade executions due to the nature of the strategy or supply of the security, may not be subject to average execution price policy and would receive the actual execution price of the transaction. Additionally, some accounts may be excluded from pro rata allocations. Accounts that would receive a de minimis allocation relative to their size may be excluded from the order. Another exception may occur when thin markets or price volatility require that an aggregated order be completed in multiple executions over several days. Deviations from pro rata allocations are documented by the business. JPMorgan attempts to mitigate any potential unfairness by basing non-pro-rata allocations traded through a single trading desk or system upon an objective predetermined criteria for the selection of investments and a disciplined process for allocating securities with similar duration, credit quality and liquidity in the good faith judgment of JPMorgan so that fair and equitable allocation will occur over time.

The Adviser and the Fund have adopted certain compliance procedures, which are designed to address these types of conflicts. However, there is no guarantee that such procedures will detect each and every situation in which a conflict arises.

Portfolio Manager Compensation

•

JPMIM's portfolio managers participate in a competitive compensation program that is designed to attract, retain and motivate talented people and closely link the performance of investment professionals to client investment objectives. JPMIM manages compensation on a total compensation basis, the components being base salary fixed from year to year and a variable discretionary incentive award. Base salaries are reviewed annually and awarded based on individual performance and business results taking into account level and scope of position, experience and market competitiveness. The variable discretionary performance based incentive award consists of cash incentives and deferred compensation which includes mandatory notional investments (as described below) in selected mutual funds advised by JPMIM or its affiliates ("Mandatory Investment Plan"). These elements reflect individual performance and the performance of JPMIM's business as a whole. Each portfolio manager's performance is formally evaluated annually based on a variety of factors including the aggregate size and blended performance of the portfolios such portfolio manager manages, individual contribution relative to client risk and return objectives, and adherence with JPMIM's compliance, risk and regulatory procedures. In evaluating each portfolio manager's performance with respect to the mutual funds he or she manages, the pre-tax performance of the funds (or the portion of the funds managed by the portfolio manager) is compared to the appropriate market peer group and to the competitive indices JPMIM has identified for the investment strategy over one, three and five year periods (or such shorter time as the portfolio manager has managed the funds). Investment performance is generally more heavily weighted to the long-term.

Deferred compensation granted as part of an employee's annual incentive compensation comprises from 0% to 60% of a portfolio manager's total performance based incentive. As the level of incentive compensation increases, the percentage of compensation awarded in deferred incentives also increases. JPMIM's portfolio managers are required to notionally invest a certain percentage of their deferred compensation (typically 20% to 50% depending on the level of compensation) into the selected funds they manage. The remaining portion of the non-cash incentive is elective and may be notionally invested in any of the other mutual funds available in the Mandatory Investment Plan or can be placed in restricted stock. When these awards vest over time, the portfolio manager receives cash equal to the market value of the notional investment in the selected mutual funds.

BOARD OF TRUSTEES AND OFFICERS (unaudited)

The Board of Trustees ("Board") of the Funds consists of four Trustees (the "Trustees"). These same individuals, unless otherwise noted, also serve as trustees for the five series of Integrity Managed Portfolios, and the two series of Viking Mutual Funds. Three Trustees are not "interested persons" (75% of the total) as defined under the 1940 Act (the "Independent Trustees"). The remaining Trustee is "interested" (the "Interested Trustees") by virtue of his affiliation with Viking Fund Management, LLC and its affiliates."

For the purposes of this section, the "Fund Complex" consists of the five series of Integrity Managed Portfolios, the four series of The Integrity Funds, and the two series of Viking Mutual Funds.

Each Trustee serves a Fund until its termination; or until the Trustee's retirement, resignation, or death; or otherwise as specified in the Funds' organizational documents. Each Officer serves an annual term. The tables that follow show information for each Trustee and Officer of the Funds.

INDEPENDENT TRUSTEES
Name, Date of Birth, Date Service Began, and Number of Funds Overseen in Fund Complex	Principal Occupations for Past Five Years and Directorships Held During Past Five Years
Jerry M. Stai Birth date: March 31, 1952 Began serving: January 2006 Funds overseen: 11 funds

Principal occupation(s): Minot State University (1999 to present); Non-Profit Specialist, Bremer Bank (2006 to 2014); Director/Trustee: Integrity Fund of Funds, Inc. (2006 to 2012), The Integrity Funds and Integrity Managed Portfolios (2006 to present), and Viking Mutual Funds (2009 to present)

Other Directorships Held: Not Applicable

Orlin W. Backes Birth date: May 11, 1935 Began serving: June 2003 Funds overseen: 11 funds

Principal occupation(s): Attorney: McGee, Hankla, Backes & Dobrovolny, P.C. (1963 to 2012); Director/Trustee: Integrity Fund of Funds, Inc. (1995 to 2012), Integrity Managed Portfolios (1996 to present), The Integrity Funds (2003 to present), and Viking Mutual Funds (2009 to present)

Other Directorships Held: First Western Bank & Trust

R. James Maxson Birth date: December 12, 1947 Began serving: June 2003 Funds overseen: 11 funds

Principal occupation(s): Attorney: Maxson Law Office P.C. (2002 to present); Director/Trustee: Integrity Fund of Funds, Inc. (1999 to 2012), Integrity Managed Portfolios (1999 to present), The Integrity Funds (2003 to present), and Viking Mutual Funds (2009 to present)

Other Directorships Held: Peoples State Bank of Velva, St. Joseph's Community Health Foundation and St. Joseph's Foundation, Minot Community Land Trust

The Statement of Additional Information ("SAI") contains more information about the Funds' Trustees and is available without charge upon request, by calling Integrity Funds Distributor at 800-276-1262.

INTERESTED TRUSTEE
Name, Position with Trust, Date of Birth, Date Service Began, and Number of Funds Overseen in Fund Complex	Principal Occupations for Past Five Years and Directorships Held During Past Five Years
Robert E. Walstad(1) Chairman Birth date: August 16, 1944 Began serving: June 2003 Funds overseen: 11 funds

Principal occupation(s): Governor (2009 to present): Corridor Investors, LLC; Portfolio Manager (2010 to 2013): Viking Fund Management, LLC; Director and Chairman: Integrity Fund of Funds, Inc. (1994 to 2012); Trustee and Chairman: Integrity Managed Portfolios (1996 to present), The Integrity Funds (2003 to present), and Viking Mutual Funds (2009 to present)

Other Directorships Held: Governor: Mainstream Investors, LLC (2012)

(1)

Trustee who is an "interested person" of the Funds as defined in the 1940 Act. Mr. Walstad is an interested person by virtue of being an Officer of the Funds and ownership in Corridor Investors, LLC the parent company of Viking Fund Management, Integrity Fund Services, and Integrity Fund Distributors.

The SAI contains more information about the Funds' Trustees and is available without charge upon request, by calling Integrity Funds Distributor at 800-276-1262.

OTHER OFFICERS
Name, Position with Trust, Date of Birth, and Date Service Began	Principal Occupations for Past Five Years and Directorships Held During Past Five Years
Shannon D. Radke President Birth date: September 7, 1966 Began serving: August 2009

Principal occupation(s): Governor, CEO and President (2009 to present): Corridor Investors, LLC; Governor and President (1998 to present): Viking Fund Management, LLC; Governor and President (2009 to present): Integrity Fund Services, LLC and Integrity Funds Distributor, LLC; President (2009 to 2012): Integrity Fund of Funds, Inc.; President (1999 to present): Viking Mutual Funds; President: (2009 to present), The Integrity Funds and Integrity Managed Portfolios

Other Directorships Held: Minot Chamber of Commerce

Peter A. Quist Vice President Birth date: February 23, 1934 Began serving: June 2003

Principal occupation(s): Governor (2009 to present): Corridor Investors, LLC; Attorney (inactive); Vice President (1994 to 2012): Integrity Fund of Funds, Inc.; Vice President: Integrity Managed Portfolios (1996 to present); The Integrity Funds (2003 to present); and Viking Mutual Funds (2009 to present)

Other Directorships Held: Not applicable

Adam C. Forthun Treasurer Birth date: June 30, 1976 Began serving: May 2008

Principal occupation(s): Fund Accounting Manager (2008 to present) and Chief Operating Officer (2013 to present): Integrity Fund Services, LLC; Treasurer: Integrity Fund of Funds, Inc. (2008 to 2012), Integrity Managed Portfolios and The Integrity Funds (2008 to present), and Viking Mutual Funds (2009 to present)

Other Directorships Held: Not applicable

Brent M. Wheeler Secretary and Mutual Fund Chief Compliance Officer Birth date: October 9, 1970 Began serving: MF CCO: October 2005 Secretary: October 2009

Principal occupation(s): Mutual Fund Chief Compliance Officer: Integrity Fund of Funds, Inc. (2005 to 2012), Integrity Managed Portfolios and The Integrity Funds, (2005 to present), and Viking Mutual Funds (2009 to present); Secretary (2009 to 2012): Integrity Fund of Funds, Inc.; Secretary (2009 to present): Integrity Managed Portfolios, The Integrity Funds, and Viking Mutual Funds

Other Directorships Held: Not applicable

The SAI contains more information about the Funds' Trustees and is available without charge upon request, by calling Integrity Funds Distributor at 800-276-1262.

PRIVACY POLICY

Rev. 12/2012

FACTS	WHAT DOES INTEGRITY VIKING FUNDS DO WITH YOUR PERSONAL INFORMATION?

Why?

Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?	The types of personal information we collect and share depend on the product or service you have with us. This information can include:

	•	Social Security number, name, address

	•	Account balance, transaction history, account transactions

	•	Investment experience, wire transfer instructions

When you are no longer our customer, we continue to share your information as described in this notice.

How?

All financial companies need to share customers' personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers' personal information; the reasons Integrity Viking Funds chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does Integrity Viking Funds share?	Can you limit this sharing?

For our everyday business purposes—	Yes	No
such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus

For our marketing purposes—	Yes	No
to offer our products and services to you

For joint marketing with other financial companies	No	We don't share

For our affiliates' everyday business purposes—	Yes	No
information about your transactions and experiences

For our affiliates' everyday business purposes—	No	We don't share
information about your creditworthiness

For non-affiliates to market to you	No	We don't share

Questions?	Call 1-800-601-5593 or go to www.integrityvikingfunds.com

PRIVACY POLICY (Continued)

Who we are

Who is providing this notice?	Integrity Viking Funds (a family of investment companies)

What we do

How does Integrity Viking Funds protect my personal information?

To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings. We

	•	train employees on privacy, information security and protection of client information.

	•	limit access to nonpublic personal information to those employees requiring such information in performing their job functions.

How does Integrity Viking Funds collect my personal information?	We collect your personal information, for example, when you:

	•	open an account or seek financial or tax advice

	•	provide account information or give us your contact information

	•	make a wire transfer

We also collect your personal information from other companies.

Why can't I limit all sharing?	Federal law gives you the right to limit only:

	•	sharing for affiliates' everyday business purposes-information about your creditworthiness

	•	affiliates from using your information to market to you

	•	sharing for non-affiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

Definitions

Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies

	•	The Integrity Funds

	•	Viking Mutual Funds

	•	Integrity Managed Portfolios

	•	Corridor Investors, LLC

	•	Viking Fund Management, LLC

	•	Integrity Funds Distributor, LLC

	•	Integrity Fund Services, LLC

Non-affiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies.

Integrity Viking Funds does not share with non-affiliates so they can market to you.

Joint marketing	A formal agreement between non-affiliated financial companies that together market financial products or services to you.

Integrity Viking Funds doesn't jointly market.

Integrity Viking Funds includes:

•	The Integrity Funds

•	Viking Mutual Funds

•	Integrity Managed Portfolios

PROXY VOTING OF FUND PORTFOLIO SECURITIES

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to securities held in the Funds' portfolios are available, without charge and upon request, by calling 800-276-1262. A report on Form N-PX of how the Funds voted any such proxies during the most recent 12-month period ended June 30 is available through the Funds' website at www.integrityvikingfunds.com. The information is also available from the Electronic Data Gathering Analysis and Retrieval ("EDGAR") database on the website of the Securities and Exchange Commission ("SEC") at www.sec.gov.

QUARTERLY PORTFOLIO SCHEDULE

Within 60 days of the end of their second and fourth fiscal quarters, the Funds provide a complete schedule of portfolio holdings in their semi-annual and annual reports on the Form N-CSR(S). These reports are filed electronically with the SEC and are delivered to the shareholders of the Funds. The Funds also files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Funds' Forms N-Q and N-CSR(S) are available on the SEC's website at www.sec.gov. The Funds' Forms N-Q and N-CSR(S) may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 202-551-8090. You may also access this information from the Funds' website at www.integrityvikingfunds.com.

SHAREHOLDER INQUIRIES AND MAILINGS

Direct inquiries regarding the Funds to: Integrity Funds Distributor, LLC PO Box 500 Minot, ND 58702 Phone: 800-276-1262	Direct inquiries regarding account information to: Integrity Fund Services, LLC PO Box 759 Minot, ND 58702 Phone: 800-601-5593

To reduce their expenses, the Funds may mail only one copy of their prospectus and each annual and semi-annual report to those addresses shared by two or more accounts. If you wish to receive additional copies of these documents, please call Integrity Funds Distributor at 800-276-1262 or contact your financial institution. Integrity Funds Distributor will begin sending you individual copies 30 days after receiving your request.

Integrity Viking Funds are sold by prospectus only. An investor should consider the investment objectives, risks, and charges and expenses of the investment company carefully before investing. The prospectus contains this and other information about the investment company. You may obtain a prospectus at no cost from your financial adviser or at www.integrityvikingfunds.com. Please read the prospectus carefully before investing.

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Equity Funds

Williston Basin/Mid-North America Stock Fund (ICPAX & ICPUX)

Integrity Dividend Harvest Fund (IDIVX & IDHCX)

Integrity Growth & Income Fund (IGIAX & IGIUX)

Corporate Bond Fund

Integrity High Income Fund (IHFAX & IHFCX)

State-Specific Tax-Exempt Bond Funds

Viking Tax-Free Fund for North Dakota (VNDFX)

Viking Tax-Free Fund for Montana (VMTTX)

Kansas Municipal Fund (KSMUX)

Maine Municipal Fund (MEMUX)

Nebraska Municipal Fund (NEMUX)

New Hampshire Municipal Fund (NHMUX)

Oklahoma Municipal Fund (OKMUX)

Item 2. CODE OF ETHICS.

At the end of the period covered by this report, the registrant has adopted a code of ethics as defined in Item 2 of Form N-CSR that applies to the registrant's principal executive officer and principal financial officer (herein referred to as the "Code"). There were no amendments to the Code during the period covered by this report. The registrant did not grant any waivers, including implicit waivers, from any provisions of the Code during the period of this report. The Code is available on the Integrity Viking Funds website at http://www.integrityvikingfunds.com. A copy of the Code is also available, without charge, upon request by calling 800-601-5593. The Code is filed herewith pursuant to Item 12(a)(1) as EX-99.CODE ETH.

Item 3. AUDIT COMMITTEE FINANCIAL EXPERT.

The Board of Trustees has determined that Jerry Stai is an audit committee financial expert, as defined in Item 3 of Form N-CSR. Mr. Stai is "independent" for purposes of Item 3 of Form N-CSR.

Item 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a)

Audit Fees: The aggregate fees billed for each of the last two fiscal years for professional services rendered by Cohen Fund Audit Services, Ltd. ("Cohen"), the principal accountant for the audit of the registrant's annual financial statements, for services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years were $46,100 for the year ended December 31, 2015 and $46,100 for the year ended December 31, 2014.

(b)

Audit-Related Fees: The aggregate fees billed in each of the last two fiscal years for assurance and related services by Cohen that are reasonably related to the performance of the audit of the registrant's financial statements and are not reported under paragraph (a) of this Item were $0 for the year ended December 31, 2015 and $0 for the year ended December 31, 2014.

(c)

Tax Fees: The aggregate fees billed in each of the last two fiscal years for professional services rendered by Cohen for tax compliance, tax advice, and tax planning were $10,000 for the year ended December 31, 2015 and $10,000 for the year ended December 31, 2014. Such services included review of excise distribution calculations (if applicable), preparation of the Trust's federal, state, and excise tax returns, tax services related to mergers, and routine counseling.

(d)

All Other Fees: The aggregate fees billed in each of the last two fiscal years for products and services provided by Cohen, other than the services reported in paragraphs (a) through (c) of this Item: None.

(e)	(1)	Audit Committee Pre-Approval Policies and Procedures

The registrant's audit committee has adopted policies and procedures that require the audit committee to pre-approve all audit and non-audit services provided to the registrant by the principal accountant.

	(2)	Percentage of services referred to in 4(b) through 4(d) that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X

0% of the services described in paragraphs (b) through (d) of Item 4 were not pre-approved by the audit committee.

(f)	All services performed on the engagement to audit the registrant's financial statements for the most recent fiscal year-end were performed by Cohen's full-time permanent employees.

(g)	Non-Audit Fees: None.

(h)

Principal Accountant's Independence: The registrant's auditor did not provide any non-audit services to the registrant's investment adviser or any entity controlling, controlled by, or controlled with the registrant's investment adviser that provides ongoing services to the registrant.

Item 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable

Item 6. INVESTMENTS.

The Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

Item 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable

Item 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable

Item 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable

Item 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant's board of trustees in the last fiscal half-year.

Item 11. CONTROLS AND PROCEDURES.

(a)

Based on their evaluation of the registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this Form N-CSR (the "Report"), the registrant's principal executive officer and principal financial officer believe that the disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended) are effectively designed to ensure that information required to be disclosed by the registrant in the Report is recorded, processed, summarized and reported by the filing date, including ensuring that information required to be disclosed in the Report is accumulated and communicated to the registrant's principal executive officer and principal financial officer who are making certifications in the Report, as appropriate, to allow timely decisions regarding required disclosure.

(b)

There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the registrant's most recent fiscal half-year that have materially affected, or are reasonably likely to materially affect, the registrant's internal control over financial reporting.

Item 12. EXHIBITS.

(a)	(1)	Code of ethics pursuant to Item 2 of Form N-CSR is filed and attached hereto as EX-99. CODE ETH.

	(2)

A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2 under the 1940 Act (17 CFR 270.30a-2) is filed and attached hereto as EX-99. CERT.

	(3)	Not applicable.

(b)	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 is filed and attached hereto.

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

The Integrity Funds

By: /s/ Shannon D. Radke
Shannon D. Radke
President

March 4, 2016

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By: /s/ Shannon D. Radke
Shannon D. Radke
President

March 4, 2016

By: /s/ Adam Forthun
Adam Forthun
Treasurer

March 4, 2016